UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22973

AMG PANTHEON FUND, LLC

(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: March 31st

Date of reporting period: April 1, 2021 – March 31, 2022

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

AMG Funds

March 31, 2022

AMG Pantheon Fund, LLC

www.amgfunds.com	033122 AR080

AMG Funds

AMG Pantheon Fund, LLC

Annual Report—March 31, 2022

TABLE OF CONTENTS	PAGE

PORTFOLIO MANAGER’S COMMENTS (unaudited)	3

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	6
Balance sheet, net asset value (NAV) per Unit computations and cumulative distributable earnings

Statement of Operations	8
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	9
Detail of changes in assets for the past two fiscal years

Statement of Cash Flows	10
Detail of cash movements during the fiscal year

Financial Highlights	11
Historical net asset values per Unit, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	16
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

OTHER TAX INFORMATION (unaudited)	27

DIRECTORS AND OFFICERS (unaudited)	28

Consolidated Financial Statements of AMG Pantheon Master Fund, LLC	Appendix

AMG Pantheon Fund, LLC Portfolio Manager’s Comments (unaudited)

Overview

For the year ended March 31, 2022, AMG Pantheon Fund (the “Fund”) Class 4 units returned 18.36% while the MSCI World Index (the “Index”) returned 10.12% over the same 12-month period. As the Fund invests substantially all of its assets in AMG Pantheon Master Fund, LLC (the “Master Fund”), the following discussion reflects the investments held in the Master Fund.

Market Review and Outlook

The last year has been characterized by a slow emergence from the COVID-19 pandemic and a return to normal working and business conditions for much of the globe. While certain geographies continue to grapple with the virus, vaccinations have quelled the worst of the pandemic in much of the world. 2022 has brought new challenges in the form of geopolitical conflict, rising interest rates, and market volatility. Russia’s military action in Ukraine is obviously a matter of grave concern for the global community and the immediate considerations are for the people living in the areas affected by the conflict. While the Master Fund has no direct exposure to Russia and Ukraine, there will likely be second order impacts stemming from sanctions and related fallout that will have further reaching implications in Europe and around the world. We believe the implications of sanctions will be broad rather than acute. The direct impact of sanctions will be primarily on energy supply as well as a global reduction in supply and increased costs for some materials. Despite global economic and political challenges, we believe that the highest quality managers will be able to appropriately navigate market turmoil and deliver compelling results for investors.

Performance and Positioning

The Master Fund’s units returned 18.81% over the fiscal year versus a 10.12% return for the Index. While the first several months of the fiscal year were characterized by a rising equity market, volatility returned in the later months of the fiscal year with four instances of the Index returning (2)% or less in a month. The Master Fund exhibited less volatility than the Index and significantly outperformed over the Index during the fiscal year.

The Master Fund made 59 new investments over the last 12 months, resulting in approximately $714 million of new capital commitments. 28 of these investments were secondary investments, 23 were co-investments, and 8 were primary fund commitments. We believe the Master Fund was able to execute on its mandate to provide a globally diversified portfolio to investors over the last year. Of the new investments that were completed over the last 12 months, 45 were in North America, 12 were in Europe, one was in Asia, and one was in Australia. The Master Fund continues to seek opportunities on a global basis. As of March 31, 2022, the top four sector exposures in the Master Fund are as follows: Information Technology (31%), Healthcare (17%), Financials (15%), and Consumer Discretionary (12%). Pantheon Ventures (US) LP continues to favor investments in technology, healthcare, and financials while aiming to achieve diversification across industry sectors within the Master Fund. The Master Fund continues to deemphasize certain cyclical areas of the economy such as energy that are exposed to unpredictable commodity price risk.

During the twelve month period ended March 31, 2022, the Master Fund’s performance was driven primarily by uplift in co-investment deals, followed by the performance of secondary holdings. Investments in primary funds detracted marginally from absolute performance during the period due to the “J-curve” effect of the early stages of these investments.

This commentary reflects the viewpoints of Pantheon Ventures (US) LP as of March 31, 2022 and is not intended as a forecast or guarantee of future results.

3

AMG Pantheon Fund, LLC Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The Fund’s cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Fund’s Class 4 units on October 1, 2014 to a $10,000 investment made in the MSCI World Index for the same time period. The graph and table do not reflect the deduction of taxes that a unitholder would pay on a Fund distribution or redemption of units. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Pantheon Fund, LLC and MSCI World Index for the same time periods ended March 31, 2022.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date

AMG Pantheon Fund, LLC[2]
AMG Pantheon Fund, LLC—Class 1[3]	17.49%	15.00%	13.88%	10/27/15
AMG Pantheon Fund, LLC—Class 2	17.76%	15.47%	14.36%	10/27/15
AMG Pantheon Fund, LLC—Class 3	18.07%	15.76%	14.66%	10/27/15
AMG Pantheon Fund, LLC—Class 4	18.36%	16.04%	12.85%	09/30/14
AMG Pantheon Fund, LLC—Class 5[4]	13.05%	—	24.09%	07/31/20
MSCI World Index[5,6]	10.12%	12.42%	10.09%	09/30/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s units, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per unit for the Fund and other information, please call 877.355.1566 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus unit price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by unitholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars ($).

[2]

Effective July 31, 2020, Brokerage Class Units were renamed Class 1 Units, Advisory Class Units were renamed Class 2 Units, Institutional Class Units were renamed Class 3 Units, Institutional Plus Class Units were renamed Class 4 Units, and Class 5 Units were established.

4

AMG Pantheon Fund, LLC Portfolio Manager’s Comments (continued)

[3]	The performance information for the Fund’s Class 1 units for periods prior to July 31, 2020 does not reflect the impact of the sales load that was in effect until July 31, 2020.
[4]	The Average Annual Total Returns include the impact of the maximum sales load of 3.50%.
[5]

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. Please go to msci.com for most current list of countries represented by the Index. Unlike the Fund, MSCI World Index is unmanaged, is not available for investment and does not incur fees.

[6]

All MSCI data is provided “as is”. The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

5

AMG Pantheon Fund, LLC

Statement of Assets and Liabilities

March 31, 2022

Assets:

Investment in AMG Pantheon Master Fund, LLC, at value (cost $ 767,380,573; Units 44,516,888)	$909,480,022

Cash	2,055,934

Cash held in escrow	69,396,364

Receivable from Investment Manager	112,602

Prepaid expenses and other assets	208,450

Total Assets	981,253,372

Liabilities:

Subscriptions in advance	69,396,364

Payable for Fund Units tendered	565,684

Accrued expenses:

Administrative fees	37,339

Distribution fees	376,445

Other	168,098

Total Liabilities	70,543,930

Net Assets	$910,709,442

Net Assets Represent:

Paid-in capital	$769,936,897

Distributable earnings	140,772,545

Net Assets	$910,709,442

The accompanying notes are an integral part of these financial statements.

6

AMG Pantheon Fund, LLC

Statement of Assets and Liabilities (continued)

March 31, 2021

Class 1:
Net Assets	$365,513,506

Units outstanding	17,899,406
Net asset value, offering and redemption price per Unit	$20.42

Class 2:
Net Assets	$190,690,113

Units outstanding	9,134,616
Net asset value, offering and redemption price per Unit	$20.88

Class 3:
Net Assets	$344,160,653

Units outstanding	16,220,264
Net asset value, offering and redemption price per Unit	$21.22

Class 4:
Net Assets	$6,752,364

Units outstanding	313,030
Net asset value, offering and redemption price per Unit	$21.57

Class 5:
Net Assets	$3,592,806

Units outstanding	176,783
Net asset value and redemption price per Unit	$20.32

Maximum offering price per Unit	$21.06

The accompanying notes are an integral part of these financial statements.

7

AMG Pantheon Fund, LLC

Statement of Operations

For the fiscal year ended March 31, 2022

Expenses:

Investment advisory and management fees	$ 3,767,889

Administrative fees	269,135

Distribution fees - Class 1	1,286,184

Distribution fees - Class 2	597,812

Distribution fees - Class 3	601,348

Distribution fees - Class 5	11,423

Professional fees	367,365

Transfer agent fees	206,113

Registration fees	122,331

Directors fees and expenses	68,215

Reports to Investors	16,584

Custody fees	10,554

Miscellaneous expenses	54,437

Recoupment of prior expense reimbursements	714,044

Total expenses before offsets	8,093,434

Fee waiver	(3,767,889)

Net expenses	4,325,545

Net investment loss	(4,325,545)

Net Realized and Unrealized Gain (Loss):

Capital gain distributions received	26,594,705

Net change in unrealized appreciation/depreciation of investments	88,410,166

Net realized and unrealized gain	115,004,871

Net increase in net assets resulting from operations	$110,679,326

The accompanying notes are an integral part of these financial statements.

8

AMG Pantheon Fund, LLC

Statements of Changes in Net Assets

For the fiscal years ended March 31, 2022 and March 31, 2021

	For the fiscal year ended March 31, 2022	For the fiscal year ended March 31, 2021
Increase (Decrease) in Net Assets Resulting From Operations:

Net investment loss	$ (4,325,545)	$ (611,259)

Capital gain distributions received	26,594,705	1,839,968

Net change in unrealized appreciation/depreciation of investments	88,410,166	53,676,878

Net increase in net assets resulting from operations	110,679,326	54,905,587

Distributions to Investors:

Class 1#	(8,329,602)	(66,957)

Class 2#	(5,044,649)	(564,493)

Class 3#	(9,658,201)	(1,168,584)

Class 4#	(197,808)	(40,328)

Class 5#	(74,580)	(121)

Total distributions to Investors	(23,304,840)	(1,840,483)

Capital Unit Transactions:[1]
Net increase from capital Unit transactions	554,351,138	120,801,857

Total increase in net assets	641,725,624	173,866,961

Net Assets:

Beginning of year	268,983,818	95,116,857

End of year	$910,709,442	$268,983,818

#

Effective July 31, 2020, Brokerage Class Units were renamed Class 1 Units, Advisory Class Units were renamed Class 2 Units, Institutional Class Units were renamed Class 3 Units, Institutional Plus Class Units were renamed Class 4 Units, and Class 5 Units were established. (See Note 1 of the Notes to Financial Statements.)

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

9

AMG Pantheon Fund, LLC

Statement of Cash Flows

For the fiscal year ended March 31, 2022

Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$ 110,679,326

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:

Capital gain distributions received	(26,594,705)

Net change in unrealized appreciation/depreciation of investments	(88,410,166)

Increase in receivable from Investment Manager	(77,191)

Increase in prepaid expenses and other assets	(160,008)

Increase in administrative fees payable	26,530

Increase in distribution fees payable	293,858

Increase in other accrued expenses	96,054

Purchases of Master Fund	(525,511,345)

Net cash used in operating activities	(529,657,647)

Cash Flows from Financing Activities:

Proceeds from capital Unit transactions (including change in subscriptions in advance of $32,902,864 and decrease in capital stock receivable of $52,986)	569,860,882

Disbursements from capital Unit transactions tendered (including change in payable for Fund Units tendered of $185,131)	(2,600,799)

Distributions paid in cash	(3,443,066)

Net cash provided by financing activities	563,817,017

Net increase in cash	34,159,370

Cash at beginning of year[1]	37,292,928

Cash at end of year[1]	$ 71,452,298

Supplemental Disclosure of Cash Flow Information

Non-Cash Transactions:

Reinvestment of distributions	$ 19,861,775

Capital gain distributions received and subsequent reinvestment into the Master Fund	$ 26,594,705

Gross amount of Units converted[2]	$ 15,045,470

[1]	Includes cash and cash held in escrow on the statement of assets and liabilities.
[2]	See Note 1(g) of the Notes to Financial Statements for non-cash Unit conversions between the classes.

The accompanying notes are an integral part of these financial statements.

10

AMG Pantheon Fund, LLC

Financial Highlights

For a Unit outstanding throughout each fiscal year

	For the fiscal years ended March 31,
	2022	2021	2020	2019	2018
Class 1 Units*
Net Asset Value, Beginning of Year	$18.04	$13.55	$14.06	$13.12	$11.60

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.21)	(0.16)	(0.14)	(0.14)	(0.12)

Net realized and unrealized gain from investments	3.31	4.82	0.60	1.30	1.65

Total from investment operations	3.10	4.66	0.46	1.16	1.53

Less Distributions to Investors from:

Net investment income	–	–	–	(0.17)	–

Net realized gain on investments	(0.72)	(0.17)	(0.97)	(0.05)	(0.01)

Total distributions to unitholders	(0.72)	(0.17)	(0.97)	(0.22)	(0.01)

Net Asset Value, End of Year	$20.42	$18.04	$13.55	$14.06	$13.12

Total Return[1]	17.49%	34.63%	3.10%	8.97%	13.18%

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	1.10%[3]	0.92%[3]	1.00%	1.00%	1.00%

Ratio of gross expenses to average net assets[4]	1.80%[3]	1.82%[3]	2.61%	4.66%	10.07%

Ratio of net investment loss to average net assets[1]	(1.10%)	(0.92%)	(1.00%)	(1.00%)	(1.00%)

Portfolio turnover rate (Master Fund)	14%	0%	0%	59%	0%[5]
Net assets, end of year (in thousands)	$365,514	$36,768	$15	$14	$13

*	Effective July 31, 2020, Brokerage Class Units were renamed Class 1 Units.

[1]	Total return and net investment income would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]	Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.13% and 0.01% for the fiscal years ended March 31, 2022 and March 31, 2021, respectively.

[4]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non-reimbursable expenses, if any, such as interest and taxes.

[5]	Less than 0.5%.

11

AMG Pantheon Fund, LLC

Financial Highlights (continued)

For a Unit outstanding throughout each fiscal year

	For the fiscal years ended March 31,
	2022	2021	2020	2019	2018
Class 2 Units*
Net Asset Value, Beginning of Year	$18.39	$13.76	$14.19	$13.27	$11.68

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.16)	(0.09)	(0.07)	(0.07)	(0.06)

Net realized and unrealized gain from investments	3.37	4.89	0.61	1.31	1.66

Total from investment operations	3.21	4.80	0.54	1.24	1.60

Less Distributions to Investors from:

Net investment income	–	–	–	(0.27)	–

Net realized gain on investments	(0.72)	(0.17)	(0.97)	(0.05)	(0.01)

Total distributions to unitholders	(0.72)	(0.17)	(0.97)	(0.32)	(0.01)

Net Asset Value, End of Year	$20.88	$18.39	$13.76	$14.19	$13.27

Total Return[1]	17.76%	35.12%	3.64%	9.53%	13.69%

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	0.85%[3]	0.56%[3]	0.50%	0.50%	0.50%

Ratio of gross expenses to average net assets[4]	1.55%[3]	1.57%[3]	2.11%	4.16%	9.57%

Ratio of net investment loss to average net assets[1]	(0.85%)	(0.56%)	(0.50%)	(0.50%)	(0.50%)

Portfolio turnover rate (Master Fund)	14%	0%	0%	59%	0%[5]
Net assets, end of year (in thousands)	$190,690	$73,555	$33,062	$11,955	$1,430

*	Effective July 31, 2020, Advisory Class Units were renamed Class 2 Units.

[1]	Total return and net investment income would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]	Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.13% and less than 0.005% for the fiscal years ended March 31, 2022 and March 31, 2021, respectively.

[4]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non-reimbursable expenses, if any, such as interest and taxes.

[5]	Less than 0.5%.

12

AMG Pantheon Fund, LLC

Financial Highlights (continued)

For a Unit outstanding throughout each fiscal year

	For the fiscal years ended March 31,
	2022	2021	2020	2019	2018
Class 3 Units*
Net Asset Value, Beginning of Year	$18.63	$13.91	$14.30	$13.37	$11.73

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.12)	(0.05)	(0.04)	(0.03)	(0.03)

Net realized and unrealized gain from investments	3.43	4.94	0.62	1.30	1.68

Total from investment operations	3.31	4.89	0.58	1.27	1.65

Less Distributions to Investors from:

Net investment income	–	–	–	(0.29)	–

Net realized gain on investments	(0.72)	(0.17)	(0.97)	(0.05)	(0.01)

Total distributions to unitholders	(0.72)	(0.17)	(0.97)	(0.34)	(0.01)

Net Asset Value, End of Year	$21.22	$18.63	$13.91	$14.30	$13.37

Total Return[1]	18.07%	35.39%	3.89%	9.70%	14.06%

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	0.60%[3]	0.30%[3]	0.25%	0.25%	0.25%

Ratio of gross expenses to average net assets[4]	1.30%[3]	1.32%[3]	1.86%	3.91%	9.32%

Ratio of net investment loss to average net assets[1]	(0.60%)	(0.30%)	(0.25%)	(0.25%)	(0.25%)

Portfolio turnover rate (Master Fund)	14%	0%	0%	59%	0%[5]
Net assets, end of year (in thousands)	$344,161	$153,552	$58,897	$17,122	$1,672

*	Effective July 31, 2020, Institutional Class Units were renamed Class 3 Units.

[1]	Total return and net investment income would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]	Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.13% and less than 0.005% for the fiscal years ended March 31, 2022 and March 31, 2021, respectively.

[4]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non-reimbursable expenses, if any, such as interest and taxes.

[5]	Less than 0.5%.

13

AMG Pantheon Fund, LLC

Financial Highlights (continued)

For a Unit outstanding throughout each fiscal year

	For the fiscal years ended March 31,
	2022	2021	2020	2019	2018
Class 4 Units*
Net Asset Value, Beginning of Year	$18.88	$14.06	$14.41	$13.44	$11.77

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.07)	(0.01)	(0.00)[3]	(0.00)[3]	(0.00)[3]

Net realized and unrealized gain from investments	3.48	5.00	0.62	1.33	1.68

Total from investment operations	3.41	4.99	0.62	1.33	1.68

Less Distributions to Investors from:

Net investment income	–	–	–	(0.31)	–

Net realized gain on investments	(0.72)	(0.17)	(0.97)	(0.05)	(0.01)

Total distributions to unitholders	(0.72)	(0.17)	(0.97)	(0.36)	(0.01)

Net Asset Value, End of Year	$21.57	$18.88	$14.06	$14.41	$13.44

Total Return[1]	18.36%	35.72%	4.15%	10.11%	14.26%

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	0.35%[4]	0.05%[4]	0.00%[5]	0.00%[5]	0.00%[5]

Ratio of gross expenses to average net assets[6]	1.05%[4]	1.07%[4]	1.61%	3.66%	9.07%

Ratio of net investment loss to average net assets[1]	(0.35%)	(0.05%)	(0.00%)[5]	(0.00%)[5]	(0.00%)[5]

Portfolio turnover rate (Master Fund)	14%	0%	0%	59%	0%[7]
Net assets, end of year (in thousands)	$6,752	$5,095	$3,144	$3,868	$3,680

*	Effective July 31, 2020, Institutional Plus Class Units were renamed Class 4 Units.

[1]	Total return and net investment income would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]	Less than (0.005).

[4]	Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.13% and less than 0.005% for the fiscal years ended March 31, 2022 and March 31, 2021, respectively.

[5]	Less than 0.005% or (0.005%).

[6]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non-reimbursable expenses, if any, such as interest and taxes.

[7]	Less than 0.5%.

14

AMG Pantheon Fund, LLC

Financial Highlights (continued)

For a Unit outstanding throughout each fiscal period

	For the fiscal year ended March 31, 2022	For the fiscal period ended March 31, 2021*
Class 5 Units

Net Asset Value, Beginning of Period	$18.01	$14.37

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.25)	(0.11)

Net realized and unrealized gain from investments	3.28	3.92

Total from investment operations	3.03	3.81

Less Distributions to Investors from:

Net realized gain on investments	(0.72)	(0.17)

Total distributions to unitholders	(0.72)	(0.17)

Net Asset Value, End of Period	$20.32	$18.01

Total Return[1,3]	17.13%	26.73%[4]

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	1.35%[6]	1.05%[5,6]

Ratio of gross expenses to average net assets[7]	2.05%[6]	2.07%[5,6]

Ratio of net investment loss to average net assets[1]	(1.35%)	(1.05%)[5]

Portfolio turnover rate (Master Fund)	14%	0%[4]

Net assets, end of period (in thousands)	$3,593	$13

*	Class commenced operations on July 31, 2020.

[1]	Total return and net investment income would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]	Excludes the effects of any sales charges.

[4]	Not annualized.

[5]	Annualized.

[6]	Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.13% and less than 0.005% for the fiscal years ended March 31, 2022 and March 31, 2021, respectively.

[7]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non-reimbursable expenses, if any, such as interest and taxes.

15

AMG Pantheon Fund, LLC

Notes to Financial Statements

March 31, 2022

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Pantheon Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents. The Fund’s investment objective is to seek long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in AMG Pantheon Master Fund, LLC, an affiliate of the Fund, which has the same investment objective and investment policies as those of the Fund. AMG Pantheon Master Fund, LLC makes investments directly and through its wholly owned subsidiaries, AMG Pantheon Subsidiary Fund, LLC (the “Corporate Subsidiary”) and AMG Pantheon Lead Fund, LLC (the “Lead Fund” and together with AMG Pantheon Master Fund, LLC and the Corporate Subsidiary, the “Master Fund” or the “Underlying Funds”). As of March 31, 2022, the Fund owned 84.7% of the Units in the Master Fund. The performance of the Fund is directly affected by the performance of the Master Fund. The consolidated financial statements of the Master Fund, including the Consolidated Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers five classes of Units (each a “Unit” and collectively, “Units”). On July 31, 2020, Brokerage Class was renamed Class 1, Advisory Class was renamed Class 2, Institutional Class was renamed Class 3, Institutional Plus was renamed Class 4, and the Fund began offering Class 5 Units. Each Unit is offered to “accredited investors” (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) and may be purchased on a continuous basis as of the first business day of each month at the class’s net asset value (“NAV”) per Unit. The Units of Class 1, Class 2, Class 3, Class 4, and Class 5 generally have identical voting rights, but each Unit class may vote separately when required by law. Different Unit classes may have different net asset values per Unit to the extent the Unit classes pay different distribution amounts and/or the expenses of such Unit classes differ. Each Unit class has its own expense structure. Sales of Units of Class 5 will incur a sales load up to 3.50%. For the fiscal year ended March 31, 2022, investors in Class 5 paid $44,650 to the distributor, the sub-distributor, selling agents or other financial intermediaries relating to sales loads charged on Class 5 subscriptions. Effective July 31, 2020, the sales load of up to 3.50% applicable to the Fund’s Class 1 Units was eliminated. The Fund has registered $2,000,000,000 in Units for sale under the Securities Act and offers Units of Class 1, Class 2, Class 3, Class 4, and Class 5 to the public under the Securities Act.

To provide liquidity to unitholders of the Fund (“Investors”), the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Fund’s Board of Directors (the “Board” or the “Directors”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and

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AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.

VALUATION OF INVESTMENTS: The Fund records its investment in the Master Fund at a value based on the NAV per Unit of the Master Fund. Valuation policies for securities held by the Master Fund are discussed in Note 1(a) of the Master Fund’s Notes to Consolidated Financial Statements.

b.

SECURITY TRANSACTIONS: For financial reporting purposes, contributions to and withdrawals from the Master Fund are accounted for on a trade date basis. Security transactions are accounted for as of trade date. Realized gains and losses on withdrawals from the Master Fund and on securities sold are determined on the basis of identified cost. For the fiscal year ended March 31, 2022, the Fund purchased $525,511,345 of the Master Fund and did not redeem any Units of the Master Fund.

The Master Fund may, from time to time, offer to repurchase Units pursuant to written tenders by the Master Fund’s investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Master Fund’s Board of Directors.

c.

INVESTMENT INCOME AND EXPENSES: Dividend income, including distributions from the Master Fund, is recorded on the ex-dividend date. Expenses are recorded on an accrual basis. Legal fees are apportioned between the Fund and the Master Fund based on level of service. The Fund indirectly bears its proportional share of the Master Fund’s expenses, which is reflected in the NAV of the Master Fund’s Units. During the fiscal year ended March 31, 2022, the Fund’s proportional share of the Master Fund’s expenses, current tax expense and deferred tax expense were $7,439,727, $989,269 and $1,245,624 respectively, which represents 1.38%, 0.18% and 0.23%, respectively, of the Fund’s average investment balance in the Master Fund.

Investment income, realized and unrealized gains and losses, the common expenses of the Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d.

DIVIDENDS AND DISTRIBUTIONS: Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually as described in the Fund’s prospectus. Distributions to Investors are recorded on the ex-dividend date. Distributions are determined in accordance with

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AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to Investors’ distributions, are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of September 30, 2021, the Fund had permanent differences relating to the write-off of net operating losses, where the Fund reclassified $352,971 from paid-in capital to distributable earnings. The Fund had temporary differences relating to qualified late year ordinary loss deferral.

The tax character of distributions paid during the tax years ended September 30, 2021 and September 30, 2020 was as follows:

Distributions paid from:	2021	2020
Long-term capital gains	$ 1,840,483	$ 5,118,636

As of September 30, 2021, the components of accumulated earnings on a tax basis were as follows:

Late year loss deferral	$(1,833,276)

Based on the cost of investments of $399,600,730 for federal income tax purposes at September 30, 2021, the Fund’s aggregate gross unrealized appreciation and depreciation were $91,742,681 and $0, respectively, resulting in net unrealized appreciation of $91,742,681.

e.

FEDERAL TAXES: The Fund qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC” or the “Code”), and to distribute substantially all of its taxable income and gains to its Investors and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements. If the Fund and/or the Master Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Fund and/or the Master Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of income and profits would be taxable to Investors as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

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AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

The Fund’s tax year end is September 30. Management has analyzed the Fund’s tax positions as of March 31, 2022, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.

CAPITAL LOSS CARRYOVERS AND DEFERRALS: As of September 30, 2021, the Fund had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the tax year ended September 30, 2022, such amounts may be used to offset future realized capital gains for an unlimited time period and retain their character as short-term and/or long-term.

g.

CAPITAL STOCK: The Fund’s Limited Liability Company Agreement authorizes an issuance of an unlimited number of Units, without par value. The Fund records sales and repurchases of its capital stock on the trade date. Additionally, a 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Units at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of the Units. For the fiscal year ended March 31, 2021, there were no early repurchase fees. For the fiscal year ended March 31, 2022, the early repurchase fees were $616. This amount is netted against the cost of Units repurchased in the Statement of Changes in Net Assets.

For the fiscal years ended March 31, 2022 and March 31, 2021, the Fund’s capital Unit transactions by class were as follows:

	March 31, 2022		March 31, 2021
	Units	Amount	Units	Amount
Class 1:[1]

Proceeds from sale of Units	15,765,997	$ 295,855,866	2,033,874	$ 33,082,500

Reinvestment of dividends	367,538	6,964,835	4,052	63,083

Cost of Units tendered	(2,790)	(52,874)	(1,076)	(16,748)

Unit Conversion In	12,994	252,995	–	–

Unit Conversion Out	(282,259)	(5,357,842)	–	–

Net increase	15,861,480	$ 297,662,980	2,036,850	$ 33,128,835

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AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

	March 31, 2022		March 31, 2021
	Units	Amount	Units	Amount
Class 2:[1]

Proceeds from sale of Units	5,199,592	$ 99,222,760	2,120,045	$ 32,363,315

Reinvestment of dividends	207,817	4,023,330	28,157	446,563

Cost of Units tendered	(20,647)	(400,161)	(52,474)	(830,059)

Unit Conversion In	255,918	4,951,434	–	–

Unit Conversion Out	(508,410)	(9,383,796)	(497,492)	(7,143,656)

Net increase	5,134,270	$ 98,413,567	1,598,236	$ 24,836,163

Class 3:[1]

Proceeds from sale of Units	7,123,462	$ 137,660,997	3,598,811	$ 56,274,261

Reinvestment of dividends	437,653	8,608,625	68,229	1,095,751

Cost of Units tendered	(100,761)	(1,948,315)	(151,518)	(2,477,165)

Unit Conversion In	521,256	9,790,204	491,846	7,143,656

Unit Conversion Out	(2,537)	(50,837)	–	–

Net increase	7,979,073	$ 154,060,674	4,007,368	$ 62,036,503

Class 4:[1]

Proceeds from sale of Units	30,829	$ 614,009	54,831	$ 930,209

Reinvestment of dividends	9,900	197,808	2,361	38,417

Cost of Units tendered	–	–	(10,964)	(178,391)

Unit Conversion In	2,499	50,837	–	–

Net increase	43,228	$ 862,654	46,228	$ 790,235

Class 5:[2]

Proceeds from sale of Units	186,304	$ 3,551,400	696	$ 10,000

Reinvestment of dividends	3,560	67,176	8	121

Cost of Units tendered	(731)	(14,318)	–	–

Unit Conversion Out	(13,054)	(252,995)	–	–

Net increase	176,079	$ 3,351,263	704	$ 10,121

[1]

Effective July 31, 2020, Brokerage Class Units were renamed Class 1 Units, Advisory Class Units were renamed Class 2 Units, Institutional Class Units were renamed Class 3 Units, and Institutional Plus Class Units were renamed Class 4 Units.

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AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

[2]	Commencement of operations was July 31, 2020.

At March 31, 2022, 8 affiliated Investors, including Officers/Directors/Trustees of the Fund and/or Pantheon Ventures (US) LP (the “Investment Manager” or “Pantheon”), owned 0.33% of the net assets of the Fund.

h.

CASH AND CASH HELD IN ESCROW: Cash consists of monies held at The Bank of New York Mellon (the “Custodian” or “BNYM”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund’s Custodian. Cash held in escrow represents monies received in advance of the effective date of an Investor’s subscription. The monies are deposited with the Fund’s transfer agent, and will be released from escrow on the effective date of the subscription.

2.	AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with Pantheon, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Affiliated Managers Group, Inc. (“AMG”) indirectly owns a majority of the interests of the Investment Manager. Investment management fees are paid directly by the Fund to the Investment Manager at the annual rate of 0.70% of the net assets of the Fund as of the end of each month, determined before giving effect to the accrual of the investment management fee being calculated or to any purchases or repurchases of interests of the Fund or any distributions by the Fund. The Investment Manager has agreed to waive its investment management fee paid by the Fund with respect to any period during which the only investment security held by the Fund is that of another investment company registered under the 1940 Act. Investment management fees waived under this investment management fee waiver may not be recouped by the Investment Manager in subsequent periods. During the fiscal year ended March 31, 2022, the Investment Manager waived all investment management fees payable by the Fund in the amount of $3,767,889.

The Investment Manager has entered into an Expense Limitation and Reimbursement Agreement with the Fund and the Underlying Funds to waive the investment management fees payable by the Underlying Funds and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds) such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 1.45% per annum of the Fund’s net assets as of the end of each calendar month (the “Expense Cap”). “Excluded Expenses” is defined to include (i) the Fund’s proportional share of (a) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co-investments in portfolio companies in which any Underlying Fund invests (including all acquired fund fees and expenses); (b) transaction costs, including legal costs and brokerage commissions, of any Underlying Fund associated with the

21

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments; (c) interest payments incurred by any Underlying Fund; (d) fees and expenses incurred in connection with any credit facilities obtained by any Underlying Fund; (e) taxes of the any Underlying Fund; (f) extraordinary expenses of any Underlying Fund (as determined in the sole discretion of the Investment Manager), which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (g) fees and expenses billed directly to the Corporate Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Corporate Subsidiary, and fees and expenses billed directly to the Lead Fund by any accounting firm for auditing, tax and other professional services provided to the Lead Fund; and (h) fees and expenses billed directly to the Corporate Subsidiary for custody and fund administration services provided to the Corporate Subsidiary, and fees and expenses billed directly to the Lead Fund for custody and fund administration services provided to the Lead Fund; and (ii) (a) any investment management fee paid by the Fund; (b) acquired fund fees and expenses of the Fund; (c) transaction costs, including legal costs and brokerage commissions, of the Fund; (d) interest payments incurred by the Fund; (e) fees and expenses incurred in connection with any credit facilities obtained by the Fund; (f) the distribution and/or service fee paid by the Fund; (g) taxes of the Fund; and (h) extraordinary expenses of the Fund (as determined in the sole discretion of the Investment Manager), which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses. Expenses that are subject to the Expense Limitation and Reimbursement Agreement include, but are not limited to, each Underlying Fund’s investment management fee, the Fund’s administration, custody, transfer agency, record keeping, fund accounting and investor services fees, the Fund’s professional fees (outside of professional fees related to transactions), the Fund’s organizational costs and fees and expenses of Fund Directors.

To the extent that the Fund’s total annual operating expenses for any month exceed the Expense Cap, the Investment Manager will pay or reimburse the Fund for expenses and/or waive the management fee payable by any of the Underlying Funds to the extent necessary to eliminate such excess. The Fund, or, with respect to the waived management fees, the applicable Underlying Funds, will be obligated to pay the Investment Manager all such amounts paid, waived, or reimbursed by the Investment Manager pursuant to the Expense Cap, provided that (a) the amount of such additional payment in any year, together with all expenses of the Fund (whether borne directly or indirectly through and in proportion to the Fund’s interest in the Underlying Funds), in the aggregate, would not cause the Fund’s total annual operating expenses, whether borne directly or indirectly through and in proportion to the Fund’s interest in the Underlying Funds, exclusive of Excluded Expenses, in any such year to exceed the lesser of any expense limitation in place at the time of payment or the expense limitation in place at the time of waiver or reimbursement, (b) the amount of such additional payment shall be borne pro rata by all Fund Investors or, with respect to each Underlying Fund, by all such Underlying Fund’s unitholders, as applicable, and (c) no such additional payments by the Fund, or, with respect to any waived management fees, the applicable Underlying Fund, will be made with respect to amounts paid, waived, or reimbursed by the Investment Manager more than thirty-six (36) months after the date such amounts are paid, waived, or reimbursed by the Investment

22

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

Manager. The Expense Limitation Agreement shall continue until such time that the Investment Manager ceases to be the investment manager of the Fund or upon mutual agreement between the Investment Manager and the Fund’s Board.

For the fiscal year ended March 31, 2022, the Fund’s expiration of recoupment is as follows:

Expiration Period

Less than 1 year	$241,852
Within 2 years	505,707
Within 3 years	112,602

Total Amount Subject to Recoupment	$860,161

The Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. retail distribution arm of AMG, serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and Investor services to the Fund, its Investors, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s Investors. The Fund pays a fee to the Administrator at the rate of 0.05% per annum of the Fund’s average monthly net assets, with a minimum annual fee of $86,000 for these services.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Administrator. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Units of the Fund will be continuously offered and will be sold directly to prospective accredited investors and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of registration statements for sales purposes and any advertising or sales literature. The Distributor has appointed Pantheon Securities, LLC, an affiliate of the Investment Manager, as a sub distributor of the Fund (the “Sub Distributor”) in which the Sub Distributor may carry out certain responsibilities of the Distributor.

The Fund adopted a distribution and service plan (the “Plan”) with respect to Class 1, Class 2, Class 3, and Class 5, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class 1, Class 2, Class 3, and Class 5 Units and for maintenance and personal service provided to existing Investors of those classes. The Plan authorizes payments to the Distributor of 0.75%, 0.50%,

23

AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

0.25%, and 1.00% annually of the average monthly net assets attributable to Class 1, Class 2, Class 3, and Class 5, respectively. Effective July 31, 2020, the annual rate of distribution and service fees payable by Class 1 Units was lowered from 1.00% to 0.75%. The Plan further provides for periodic payments by the Fund to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the Plan by Class 1, Class 2, Class 3, and Class 5 for shareholder servicing may not exceed an annual rate of 0.25% of the average daily NAV of the Fund’s Units of that class owned by clients of such broker, dealer or financial intermediary.

The Board provides supervision of the affairs of the Fund, the Master Fund, and other trusts within the AMG Funds family of mutual funds. The Directors of the Fund who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. The Directors’ fees and expenses are split evenly between the Master Fund and the Fund. Certain Directors and Officers of the Fund are Officers and/or Directors of the Investment Manager, the Administrator, AMG and/or the Distributor.

3.	COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

4.	FINANCIAL AND OTHER RISK FACTORS

The Fund invests a substantial portion of its assets in the Master Fund and the Master Fund intends to invest a substantial portion of its available capital in private equity securities including investments in private equity, infrastructure, and other private asset funds. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. No guarantee or representation is made that the Fund’s investment objective will be met.

Units in the Fund provide limited liquidity because repurchases of Units are subject to approval of the Fund’s Board.

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AMG Pantheon Fund, LLC

Notes to Financial Statements (continued)

A discussion of the risks associated with the Fund’s investment in the Master Fund is provided in Note 10 of the Master Fund’s Notes to Consolidated Financial Statements and the Fund’s prospectus.

5.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2022 have been evaluated through the date at which the financial statements were issued. In conjunction with the June 30, 2022 tender offer, the Fund will repurchase 191,299 Units from Investors with an approximate value of $3,917,406.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Unitholders of AMG Pantheon Fund, LLC:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AMG Pantheon Fund, LLC (the Fund) as of March 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended March 31, 2022, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three-year period ended March 31, 2020 were audited by other independent registered public accountants whose report, dated June 26, 2020, expressed an unqualified opinion on the financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of investments owned as of March 31, 2022, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the Fund’s auditor since 2021.

New York, New York

June 6, 2022

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AMG Pantheon Fund, LLC

Other Tax Information (unaudited)

AMG Pantheon Fund, LLC hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2020/2021 Form 1099-DIV you received for the Fund showed the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Pantheon Fund, LLC hereby designates $1,840,483 as a capital gain distribution with respect to the taxable year ended September 30, 2021, or if subsequently determined to be different, the net capital gains of such year.

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AMG Pantheon Fund, LLC

Directors and Officers (unaudited)

The Directors and Officers, their business addresses, principal occupations for the past five years and ages are listed below. The Directors provide broad supervision over the affairs of the Fund. The Directors are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Director or Officer is the address of the Fund: 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. There is no stated term of office for Directors. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary of the Fund are elected by the Directors annually. The Officers hold office at the pleasure of the Directors.

Independent Directors

The following Directors are not “interested persons” of the Fund within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
● Director since 2014 ● Oversees 45 Funds in Fund Complex

Kurt A. Keilhacker, 58

Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001- 2016); Board Member, 6wind SA, (2002-2019).

● Independent Chairman ● Director since 2014 ● Oversees 45 Funds in Fund Complex

Eric Rakowski, 63

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Trustee of Parnassus Funds (3 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (10 portfolios) (2008-Present); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

● Director since 2014 ● Oversees 45 Funds in Fund Complex

Victoria L. Sassine, 56

Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson, Board of Directors, Business Management Associates (2018-2019).

Interested Director

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
● Director since 2021 ● Oversees 45 Funds in Fund Complex

Garret W. Weston, 40

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Co-Head of Affiliate Engagement (2021-Present), Senior Vice President, Affiliate Development (2016-2021), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2012-2015), Senior Associate, New Investments (2008-2012); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

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AMG Pantheon Fund, LLC

Directors and Officers (continued)

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
● Director Emeritus since 2021

Christine C. Carsman, 70

Affiliated Managers Group, Inc. (2004-Present): Senior Policy Advisor (2019-Present), Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel (2017-2019), Senior Vice President, Chief Regulatory Counsel and Deputy General Counsel (2011-2017), Senior Vice President and Chief Regulatory Counsel (2007-2011), Vice President and Chief Regulatory Counsel (2004-2007); Director, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2014-2021); Trustee, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2011- Present); Trustee, AMG Funds IV (2014-Present); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

● President since 2018 ● Principal Executive Officer since 2018 ● Chief Executive Officer since 2018 ● Chief Operating Officer since 2014

Keitha L. Kinne, 63

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

● Secretary and Chief Legal Officer since 2015

Mark J. Duggan, 57

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

● Chief Financial Officer since 2017 ● Treasurer since 2017 ● Principal Financial Officer since 2017 ● Principal Accounting Officer since 2017

Thomas G. Disbrow, 56

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

● Deputy Treasurer since 2017

John A. Starace, 51

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001- 2005), Deloitte & Touche LLP.

● Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019

Patrick J. Spellman, 48

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

29

AMG Pantheon Fund, LLC

Directors and Officers (continued)

Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
● Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 44

Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Director, Legal and Compliance, AMG Funds LLC (2020-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008- 2014).

● Executive Vice President since 2021

Susan Long McAndrews, 55

Executive Vice President, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2021-Present); Partner of U.S. Investment and Global Business Development, Pantheon Ventures (US) LP (2002-Present); Chief Executive Officer, Pantheon Securities, LLC (2002- Present); Principal, Capital Z Partners (1998-2001); Director, Private Equity Group, Russell Investments (1995-1998).

30

ANNUAL REPORT

Appendix

AMG Funds March 31, 2022 AMG Pantheon Master Fund, LLC

www.amgfunds.com	033122 AR081

AMG Funds

AMG Pantheon Master Fund, LLC

Annual Report—March 31, 2022

TABLE OF CONTENTS	PAGE

PORTFOLIO MANAGER’S COMMENTS (unaudited)	3

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Schedule of Investments	5

Consolidated Statement of Assets and Liabilities	15
Balance sheet, net asset value (NAV) per Unit computation and cumulative undistributed amounts

Consolidated Statement of Operations	16
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Consolidated Statements of Changes in Net Assets	17
Detail of changes in assets for the past two fiscal years

Consolidated Statement of Cash Flows	18
Detail of cash movements during the fiscal year

Financial Highlights	19
Historical net asset values per Unit, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	20
Accounting and distribution policies, details of agreements and transactions with Master Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36

OTHER TAX INFORMATION (unaudited)	37

DIRECTORS AND OFFICERS (unaudited)	38

INVESTMENT PROGRAM (unaudited)	41

TYPES OF INVESTMENTS AND RELATED RISK FACTORS (unaudited)	55

AMG Pantheon Master Fund, LLC Portfolio Manager’s Comments (unaudited)

Overview

For the year ended March 31, 2022, AMG Pantheon Master Fund, LLC (the “Master Fund”) returned 18.81%, while the MSCI World Index (the “Index”) returned 10.12% over the same 12-month period.

Market Review and Outlook

The last year has been characterized by a slow emergence from the COVID-19 pandemic and a return to normal working and business conditions for much of the globe. While certain geographies continue to grapple with the virus, vaccinations have quelled the worst of the pandemic in much of the world. 2022 has brought new challenges in the form of geopolitical conflict, rising interest rates, and market volatility. Russia’s military action in Ukraine is obviously a matter of grave concern for the global community and the immediate considerations are for the people living in the areas affected by the conflict. While the Master Fund has no direct exposure to Russia and Ukraine, there will likely be second order impacts stemming from sanctions and related fallout that will have further reaching implications in Europe and around the world. We believe the implications of sanctions will be broad rather than acute. The direct impact of sanctions will be primarily on energy supply as well as a global reduction in supply and increased costs for some materials. Despite global economic and political challenges, we believe that the highest quality managers will be able to appropriately navigate market turmoil and deliver compelling results for investors.

Performance and Positioning

The Master Fund returned 18.81% over the fiscal year versus a 10.12% return for the Index. While the first several months of the fiscal year were characterized by a rising equity market, volatility returned in the later months of the fiscal year with four instances of the Index returning (2)% or less in a month. The Master Fund exhibited less volatility than the Index and significantly outperformed over the Index during the fiscal year.

The Master Fund made 59 new investments over the last 12 months, resulting in approximately $714 million of new capital commitments. 28 of these investments were secondary investments, 23 were co-investments, and 8 were primary fund commitments. We believe the Master Fund was able to execute on its mandate to provide a globally diversified portfolio to investors over the last year. Of the new investments that were completed over the last 12 months, 45 were in North America, 12 were in Europe, one was in Asia, and one was in Australia. The Master Fund continues to seek opportunities on a global basis. As of March 31, 2022, the top four sector exposures in the Master Fund are as follows: Information Technology (31%), Healthcare (17%), Financials (15%), and Consumer Discretionary (12%). Pantheon Ventures (US) LP continues to favor investments in technology, healthcare, and financials while aiming to achieve diversification across industry sectors within the Master Fund. The Master Fund continues to deemphasize certain cyclical areas of the economy such as energy that are exposed to unpredictable commodity price risk.

During the twelve month period ended March 31, 2022, the Master Fund’s performance was driven primarily by uplift in co-investment deals, followed by the performance of secondary holdings. Investments in primary funds detracted marginally from absolute performance during the period due to the “J-curve” effect of the early stages of these investments.

This commentary reflects the viewpoints of Pantheon Ventures (US) LP as of March 31, 2022 and is not intended as a forecast or guarantee of future results.

AMG Pantheon Master Fund, LLC Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The Master Fund’s cumulative total return is based on the monthly change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Master Fund’s units on October 1, 2014 to a $10,000 investment made in the MSCI World Index for the same time period. The graph and table do not reflect the deduction of taxes that a unitholder would pay on a Master Fund distribution or redemption of units. The listed returns for the Master Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for AMG Pantheon Master Fund, LLC and MSCI World Index for the same time periods ended March 31, 2022.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG Pantheon Master Fund, LLC	18.81%	16.20%	12.99%	09/30/14

MSCI World Index[2,3]	10.12%	12.42%	10.09%	09/30/14†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s units, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Master Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per unit for the Master Fund and other information, please call 877.355.1566 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

†	Date reflects inception date of the Master’s Fund, not the index.

1

Total return equals income yield plus unit price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Master Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by unitholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Master Fund are net of expenses. All returns are in U.S. dollars ($).

2

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. Please go to msci.com for most current list of countries represented by the Index. Unlike the Master Fund, MSCI World Index is unmanaged, is not available for investment and does not incur fees.

3

All MSCI data is provided “as is”. The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2022

	Initial Acquisition Date	Shares	Value

Co-Investments - 44.8%

ACP Accelerant Co-Invest, LLC (Financials) (United Kingdom)(a),(d),*	01/31/2022	(c)	$9,656,000

AIX Pride Syndication L.P. (Information Technology)(a),*	11/16/2018	(c)	11,835,535

AP VIII Prime Security Services Holdings, L.P. (Industrials)*	04/26/2016	(c)	1,757,146

APH CUBS Co-invest LP (Financials)*	11/16/2018	(c)	6,764,900

APIA BIM FPCI (Information Technology) (France)(a),*	02/25/2020	(c)	5,940,661

APIA DINO FPCI (Information Technology) (Netherland)(a),(d),*	03/11/2022	(c)	10,947,808

APIA OPUS FPCI (Information Technology) (France)(a),*	12/22/2020	(c)	3,189,689

APIA TRILOGY FPCI (Information Technology) (Belgium)(a),(d),*	09/16/2021	(c)	12,834,974

Apollo DSB Co-Invest, L.P (Healthcare)(a),*	11/14/2018	(c)	12,752,217

Armis Investors Holdings, L.P. (Information Technology)(a),*	02/03/2020	(c)	5,566,436

BC Partners Aqua Co-Investment LP (Industrials) (Germany)(a),(d),*	01/11/2022	(c)	14,464,450

BC Partners Clay Co-Investment LP (Materials) (Germany)(a),(d),*	03/30/2022	(c)	16,223,550

CB Ignite Holdings, LLC (Consumer Discretionary)(a),(b),*	08/12/2016	(c)	2,737,956

DETZ Co-Investment Aggregator, L.P. (Financials)(a),*	12/08/2021	(c)	14,037,818

Diamond LS I LP (Financials)(a),*	12/28/2016	(c)	2,691,801

Digital Bridge Small Cell Holdings, LLC (Information Technology)(a),(b),*	11/06/2015	31	583,945

Eagle Investment Trust (Industrials) (Australia)(a),*	08/12/2021	(c)	21,929,636

ECI 11 FP Limited (Information Technology) (United Kingdom)(a),*	06/07/2021	(c)	8,068,960

Epsilon Topco Limited (Information Technology)(a),(b),*	10/03/2018	(c)	2,658,753

EQT Deck Co-Investment Limited Partnership (Industrials)(a),*	02/03/2017	(c)	1,267,461

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value

Co-Investments - 44.8% (continued)

ESCP PPG Holdings, LLC (Industrials)(a),(b),*	12/14/2016	2,171,429	$324,194

Golden Aggregator, L.P. (Information Technology)(a),(b),*	06/28/2021	(c)	18,814,000

H&F Flashdance Partners I, L.P. (Financials)*	07/16/2018	(c)	1,505,207

Help HP SCF Investor, LP (Information Technology)(a),(b),*	05/12/2021	(c)	8,535,000

Hg Athena Co-Invest L.P. (Information Technology) (United Kingdom)(a),*	03/18/2020	(c)	5,859,258

Hg Riley Co-Invest L.P. (Information Technology)(a),(d),*	09/30/2021	(c)	8,659,310

Hg Secular Co-Invest L.P. (Information Technology)(a),*	09/16/2020	(c)	4,355,327

Hg Spider Co-Invest L.P. (Information Technology) (United Kingdom)(a),*	03/18/2019	(c)	4,746,289

Hg Vivaldi 2 Co-Invest L.P. (Information Technology) (Norway)(a),*	06/10/2019	(c)	6,988,515

Hygee International SARL (Materials) (France)(a),(b),*	12/17/2020	(c)	4,469,541

Incline A Aviation Co-Investment Fund (Industrials)(b),*	05/15/2020	(c)	1,975,000

Incline B Aviation Aladdin Co-Investment Limited Partnership (Industrials)(a),(b),*	06/26/2018	(c)	1,993,627

Insight RF Holdings, LLC (Information Technology)(a),*	07/03/2019	(c)	12,883,000

ISH Co-Invest Aggregator, L.P. (Information Technology)(a),*	05/06/2021	(c)	5,630,265

IVP XI Celestial Co-Invest LP (Industrials)(a),*	06/04/2021	(c)	8,822,632

IVP XII DK (BLOCKED) Co-Invest, L.P. (Communication Services)(a),(b),(d),*	10/01/2021	(c)	14,335,000

JP Co-Invest, LLC (Consumer Staples)(a),*	11/13/2018	(c)	2,246,140

KKR Cavalry Co-Invest L.P. (Information Technology)(a),(d),*	03/22/2022	(c)	7,337,233

LEP Prelude Co-Invest, L.P. (Healthcare)(a),*	07/05/2017	(c)	4,892,271

Logan Co-Invest, L.P. (Information Technology)(a),*	08/27/2020	(c)	5,969,538

Ocean Alliance III, L.P. (Communication Services) (China)(a),*	09/04/2020	(c)	5,492,860

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value

Co-Investments - 44.8% (continued)

Olive Investments Limited (Information Technology)(a),(d),*	09/01/2021	(c)	$11,629,803

Onex ISO Co-Invest LP (Financials)(a),(d),*	10/29/2021	(c)	19,664,800

PSG Government Brands II Co-Invest L.P. (Information Technology)(a),(d),*	07/30/2021	(c)	11,748,900

PSG LM Co-Investors L.P. (Information Technology)(a),*	05/24/2016	(c)	14,091,000

Quantum Parallel Partners VI-C(A), LP (Energy)(a),*	10/16/2015	(c)	461,270

Quantum QEP VII Co-Investment Fund, L.P. (Energy)(a),*	08/30/2018	(c)	1,954,400

RCP Artemis Co-Invest LP (Financials)(a),*	08/01/2019	(c)	8,147,600

RL Co-investor Aggregator II L.P. (Communication Services)(a),(d),*	03/04/2022	(c)	21,250,000

Roark Capital Partners II Sidecar LP (Consumer Discretionary)*	11/26/2018	(c)	7,791,400

SDA Investors Group, LLC - Class A (Healthcare)(a),(b),*	08/03/2017	(c)	3,463,427

SDA Investors Group, LLC - Series A Pref (Healthcare)(a),(b),*	03/26/2019	(c)	1,601,864

Signalfire Opportunities Fund, L.P. – Series 11 (Financials)(a),(d),*	12/10/2021	(c)	5,087,514

SKCP V Sirona Co-Invest, L.P. (Healthcare) (France)(a),(d),*	12/16/2021	(c)	14,759,100

SYFS Co-INVEST, LLC (Healthcare)(a),*	09/01/2017	(c)	830,061

T-VI Co-Invest-A (Financials)(a),*	08/12/2015	(c)	1,893,289

T-VII Mitchell/Genex Co-Invest, L.P. (Healthcare)*	06/28/2018	(c)	5,063,045

TCP DJR Co-Invest, L.P (Energy)(a),*	11/20/2018	(c)	4,552,847

TKC Investment Holdings, LLC (Consumer Discretionary)*	10/12/2016	(c)	3,154,015

TPG Clarinet Co-Invest, LP (Consumer Discretionary) (Australia)(a),*	02/26/2019	(c)	13,660,192

TPG Growth V Amplifier CI, L.P. (Healthcare)(a),(d),*	02/10/2022	(c)	10,000,000

TPG VII Renown Co-Invest I, L.P. (Consumer Stationary)(a),*	05/09/2018	(c)	672,065

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value

Co-Investments - 44.8% (continued)

TVG-I-E-AEG Holdings (Consumer Discretionary)*	01/27/2017	(c)	$2,162,067

Verdane Co-Invest Papirfly AB (Information Technology) (Norway)(a),(d),*	03/30/2022	(c)	5,119,619

Vistria AP Investment LLC (Consumer Discretionary)(a),(b),*	12/12/2019	(c)	7,073,879

WP Triton Investment, L.P. (Communication Services) (United Kingdom)*	12/10/2019	(c)	3,091,870

WP-LH Co-Invest, L.P. (Consumer Discretionary)(a),*	06/25/2015	(c)	261,744
Total Co-Investments			480,929,674

Primary Private Investment Funds - 4.7%

Abry Advanced Securities Fund IV, L.P.(a),*	02/19/2019	(c)	3,024,668

Banc Fund IX L.P.(a),*	01/19/2016	(c)	158,367

BC European Capital XI (United Kingdom)(d),*	02/25/2022	(c)	7,011,326

BroadRiver III, L.P.(a),*	03/27/2018	(c)	2,877,998

Calera Capital Partners V L.P.*	04/25/2016	(c)	91,289

GSO Capital Opportunities Fund III, L.P.*	09/22/2016	(c)	899,909

HGGC Fund IV(d),*	12/03/2021	(c)	13,714,746

Incline Aviation Fund II(b),*	05/07/2021	(c)	1,939,000

Incline Aviation I(b),*	03/09/2017	(c)	1,285,701

PSG Encore-A L.P.(a),(d),*	03/23/2022	(c)	3,455,280

SignalFire Breakout Fund III, L.P.(a),(d),*	01/31/2022	(c)	2,340,000

SignalFire Fund IV, L.P.(a),(d),*	01/31/2022	(c)	630,000

SignalFire XIR Fund, L.P.(a),(d),*	01/31/2022	(c)	900,000

TPG Growth V, L.P.(d),*	09/17/2021	(c)	12,184,479
Total Primary Private Investment Funds			50,512,763

Secondary Private Investment Funds - 37.3%

1901 Partners LP(a),*	07/16/2015	(c)	37,718

3i Venice SCSp (United Kingdom)*	01/15/2020	(c)	9,460,602

Abry Advanced Securities Fund III, L.P.*	03/31/2021	(c)	6,615,500

ABRY Heritage Partners, L.P.(e),*	03/31/2021	(c)	358,198

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value

Secondary Private Investment Funds - 37.3% (continued)

ABRY Partners IX, L.P.(e),*	03/31/2021	(c)	$1,513,196

ABRY Partners VI, L.P.(e),*	03/31/2021	(c)	14,686

ABRY Partners VII, L.P.(e),*	03/31/2021	(c)	397,853

ABRY Partners VIII, L.P.(e),*	03/31/2021	(c)	384,483

ABRY Senior Equity III, L.P.(a),(e),*	03/31/2021	(c)	19,643

ABRY Senior Equity IV, L.P.(e),*	03/31/2021	(c)	228,681

ABRY Senior Equity V, L.P.(e),*	03/31/2021	(c)	1,802,432

ACON Equity Partners 3.5, L.P.(a),(e),*	01/12/2022	(c)	2,642,445

ACON Equity Partners IV, L.P.(a),(e),*	01/04/2022	(c)	5,224,153

Allegro Private Equity Fund II, L.P. (Australia)(a),*	03/04/2020	(c)	2,355,066

Alpine Investors TEAM CV Feeder, LLC(a),*	12/17/2020	(c)	5,591,880

Antin Infrastructure Partners III-B SCSp (Spain)(a),*	11/04/2020	(c)	4,961,074

Apax France VIII-A FCPR (France)(a),*	01/22/2019	(c)	973,679

Archer Capital GF Trust 2B (Australia)*	03/04/2020	(c)	1,685,779

Archer Capital Trust 5B (Australia)*	03/04/2020	(c)	728,979

Ares Corporate Opportunities Fund IV, L.P.*	04/13/2017	(c)	980,964

Avenue Pantheon Broadway Fund, L.P. (United Kingdom)(a),*	03/07/2019	(c)	2,389,997

Aztiq Fund I(a),*	05/13/2019	(c)	8,735,654

Berkshire Fund IX, L.P.(e),*	09/03/2021	(c)	7,868,014

Berkshire Fund X-A, L.P.(a),(d),*	11/16/2021	(c)	219,317

CapVest Strategic Opportunities 2 SCSp (United Kingdom)(a),*	12/01/2020	(c)	4,192,411

CBPE Capital Fund IX B, L.P. (United Kingdom)*	12/31/2020	(c)	3,511,672

CD&R Value Building Partners I, L.P.(a),(d),*	12/17/2021	(c)	33,176,600

Crescent Credit Opportunities Fund AIF, SCSp*	06/02/2020	(c)	36,444

Ergon svt Long Term Value Fund SCSp (Germany)(a),*	02/24/2021	(c)	4,036,144

ESO Fund VII SCSp SICAV-RAIF (United Kingdom)(d),*	09/01/2021	(c)	8,173,899

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value

Secondary Private Investment Funds - 37.3% (continued)

Francisco Partners III, L.P.*	01/05/2015	(c)	$95,718

GIP Aquarius Fund, SCSp (Brazil)(a),(d),*	10/19/2021	(c)	12,114,302

Greenbriar Equity Fund III, L.P.(e),*	03/31/2021	(c)	1,645,869

H&F Arrow 2, L.P.(a),*	08/28/2020	(c)	231,782

Hellman & Friedman Capital Partners VII, L.P.*	10/01/2019	(c)	144,419

Icon Partners III, L.P.(a),*	05/10/2021	(c)	9,232,344

Icon Partners IV, L.P.(a),*	05/24/2021	(c)	15,796,500

Idinvest Growth Secondary SLP (France)(a),*	05/21/2020	(c)	7,526,679

Insight Venture Partners IX, L.P.*	01/02/2020	(c)	8,909,544

Insight Ventures Partners (Cayman) X, L.P.(a),(d),*	01/04/2022	(c)	16,451,777

LEP Opportunities I, L.P.*	06/30/2021	(c)	15,205,627

MC Private Equity Partners I-A LP(e),*	03/31/2021	(c)	8,752,411

Medicxi Secondary I, L.P. (United Kingdom)(a),*	09/21/2020	(c)	3,954,438

MIC Capital Partners III Parallel (Cayman) LP*	04/14/2021	(c)	4,322,014

Nordic Capital CF1 Alpha, L.P. (Norway)(a),*	03/11/2022	(c)	20,613,482

North Haven Capital Partners CV-A LP(a),(d),*	11/15/2021	(c)	14,487,271

P-O Senior Loan Opportunity Fund L.P.*	09/08/2020	(c)	182,477

PAI Strategic Partnerships SCSp (United Kingdom)(a),*	12/10/2019	(c)	6,060,286

Pegasus WSJLL Fund, L.P.(a),(d),*	12/14/2021	(c)	18,537,100

Pennantpark Senior Credit Fund Cayman Levered Feeder, LP*	06/29/2021	(c)	9,810,800

Providence Equity Partners VI, L.P.*	12/12/2014	(c)	45,584

Samson Brunello 2, L.P.(a),*	02/19/2021	(c)	155,905

Samson Hockey 2, L.P.*	12/23/2020	(c)	181,186

Samson Shield 2, L.P.(a),*	12/23/2020	(c)	464,949

Silver Lake Partners V, L.P.(d),*	01/04/2022	(c)	15,677,823

Solace Capital Special Situations Fund, L.P.(d),*	08/06/2021	(c)	16,380,400

Tene GPL Limited Partnership (Israel)(a),*	06/23/2021	(c)	17,073,000

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

	Initial Acquisition Date	Shares	Value

Secondary Private Investment Funds - 37.3% (continued)

TiaraMed LP (Romania)(a),(d),*	10/15/2021	(c)	$12,660,099

TPG Asia V, L.P.(a),(d),*	01/12/2022	(c)	761,191

TPG Asia VI, L.P.(a),(d),*	01/12/2022	(c)	6,046,651

TPG Growth Gator GenPar II, L.P.*	12/23/2019	(c)	3,573,190

TPG Partners V, L.P.*	10/31/2015	(c)	275

TPG Partners VI, L.P.*	10/31/2015	(c)	59,997

TPG Partners VI, L.P.(a),(e),*	01/12/2022	(c)	707,455

TPG Partners VII, L.P.(e),*	01/12/2022	(c)	3,303,198

TPG Partners VIII, L.P(a),(e),*	01/12/2022	(c)	3,727,644

Warburg Pincus Private Equity XII, L.P.(a),(e),*	01/12/2022	(c)	5,786,432

Warburg Pincus Private Equity XII, L.P.(d),*	09/30/2021	(c)	6,803,212

Water Street Orion Fund, L.P.(a),(d),*	10/13/2021	(c)	14,290,972
Total Secondary Private Investment Funds			400,091,166

Common Stock - 0.0%(1)

Bill.com Holdings, Inc. (Information Technology)		967	219,306
Total Common Stock			219,306

Short-Term Investments - 12.8%

Other Investment Companies - 12.8%

Dreyfus Government Cash Management Fund, Institutional Class, 0.19% (2)		44,979,191	44,979,191

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 0.23% (2)		41,271,487	41,271,487

JPMorgan U.S. Government Money Market Fund, IM Class, 0.25% (2)		50,863,783	50,863,783
Total Other Investment Companies			137,114,461

Total Investments - 99.6% (cost $868,148,436)			1,068,867,370

Other Assets, less Liabilities - 0.4%			4,586,105
Net Assets - 100.0%			$1,073,453,475

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

Cost of Investments by asset type is as follows:

Co-Investments	$349,887,370
Primary Private Investment Funds	46,112,052
Secondary Private Investment Funds	334,810,064
Common Stock	224,489
Short-Term Investments	137,114,461

Total	$868,148,436

(a)	Non-income producing.

(b)	The investment’s value was determined using significant unobservable inputs.

(c)	Investment does not issue shares.

(d)	Investment is held by AMG Pantheon Lead Fund, LLC, a wholly-owned subsidiary of AMG Pantheon Master Fund, LLC (the “Master Fund”).

(e)	Investment is held by AMG Pantheon Subsidiary Fund, LLC (the “Corporate Subsidiary”), a wholly-owned subsidiary of the Master Fund.

(1)	Less than 0.05%.

(2)	Yield shown represents the March 31, 2022, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

*

Investment is issued in a private placement offering and is restricted to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Initial Acquisition Date as shown in the Consolidated Schedule of Investments.

As of March 31, 2022, the aggregate cost of each investment restricted to resale was $9,656,000, $1,647,504, $1,367,355, $4,058,519, $3,335,836, $10,790,378, $3,496,384, $9,427,832, $4,026,221, $4,245,077, $14,945,800, $16,352,603, $1,295,640, $14,061,119, $1,272,948, $210,915, $7,206,199, $7,328,042, $1,783,591, $367,521, $2,174,345, $15,000,000, $636,693, $7,797,897, $3,378,493, $7,857,364, $3,033,908, $2,330,057, $2,204,277, $4,680,550, $1,154,552, $2,145,338, $3,376,573, $5,588,918, $8,416,154, $14,963,066, $2,188,775, $7,337,233, $1,849,814, $3,767,531, $3,520,819, $9,698,069, $19,692,078, $11,524,633, $1,167,380, $218,196, $1,262,509, $3,891,786, $21,313,503, $4,602,662, $3,775,913, $1,094,361, $5,100,000, $15,545,559, $2,903,362, $196,441, $2,312,991, $3,393,333, $1,551, $0, $10,038,500, $1,429,615, $434,236, $5,222,440, $1,727,490, $2,799,759, $263,162, $2,740,085, $125,416, $7,599,812, $2,678,796, $64,051, $923,934, $11,918,821, $2,144,473, $1,182,461, $3,312,418, $2,340,000, $630,000, $900,000, $9,551,785, $416,343, $4,395,261, $5,567,169, $231,955, $1,278,226, $21,716, $375,601, $627,500, $33,618, $212,477, $1,401,039, $2,546,777, $5,046,679, $2,614,499, $3,683,749, $3,509,825, $624,025, $1,010,541, $954,750, $1,444,311, $2,084,279, $3,993,037, $6,426,266, $165,218, $3,624,547, $3,584,264, $35,088,897, $18,926, $4,190,961, $6,140,594, $89,384, $11,052,532, $1,718,492, $138,694, $811,819, $7,556,524, $15,247,550, $2,061,162, $5,001,945, $15,059,192, $12,828,937, $5,863,278, $3,595,177, $4,260,405, $20,613,482, $10,700,185, $292,572, $4,788,435, $18,613,130, $9,444,860, $109,155, $99,501, $100,417, $445,660, $16,765,714, $7,365,939, $9,599,185, $9,925,663, $734,766, $4,752,124, $2,853,867, $34,419, $454,641, $381,454, $3,128,796, $3,627,595, $4,524,855, $5,551,276, and $13,304,232, respectively, totaling $730,809,486.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

The following table summarizes the inputs used to value the Master Fund’s investments by the fair value hierarchy levels as of March 31, 2022:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Investments

Co-Investments	-	-	$68,566,186	$412,363,488	$480,929,674

Primary Private Investment Funds	-	-	3,224,701	47,288,062	50,512,763

Secondary Private Investment Funds	-	-	-	400,091,166	400,091,166

Common Stock	$219,306	-	-	-	219,306

Short-Term Investments

Other Investment Companies	137,114,461	-	-	-	137,114,461

Total Investments	$137,333,767	-	$71,790,887	$859,742,716	$1,068,867,370

The reconciliation of Level 3 investments is presented when the Master Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Co-Investments	Primary Private Investment Funds	Secondary Private Investment Funds	Total
Balance as of March 31, 2021	$34,296,645	$1,125,000	$–	$35,421,645

Purchases	38,485,213	2,814,903	–	41,300,116

Sales & Distributions	(19,083)	(658,099)	–	(677,182)

Transfers into Level 3	–	–	–	–

Transfers out of Level 3	(13,323,429)	–	–	(13,323,429)

Net realized gain	–	108,586	–	108,586

Net change in unrealized appreciation/depreciation	9,126,840	(165,689)	–	8,961,151

Balance as of March 31, 2022	$68,566,186	$3,224,701	$–	$71,790,887

Net change in unrealized appreciation/depreciation on investments held at March 31, 2022	$9,126,840	$(165,689)	$–	$8,961,151

For the period ended March 31, 2022, transfers out of Level 3 were due to increased price transparency.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Schedule of Investments (continued)

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of March 31, 2022. The table below is not intended to be all inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Master Fund’s fair value measurements:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value as of March 31, 2022	Valuation Technique(s)	Unobservable Input(s)	Range	Average	Impact to Valuation from an Increase in Input (a)

Co-Investments

		Market Comparables	Public Company Multiples:

	$58,394		Revenue	19.00x-19.00x	19.00x	Increase

	48,176,171		EBITDA	7.60x-42.10x	18.12x	Increase

	467,156		Tower Cash Flow	26.70x-26.70x	26.70x	Increase

Co-Investments	7,398,962	Guideline Transaction Multiples	EBITDA	10.80x-25.70x	15.01x	Increase

Co-Investments	12,465,503	Discounted Cash Flows	Discount Rate	8.0%-13.5%	10.4%	Decrease

			Terminal Value	14.00x-18.00x	9.97x	Increase

			Terminal Growth Rate	3.5%-7.5%	2.8%	Increase

Primary Private Investment Funds	3,224,701	Discounted Cash Flows	Discount Rate	8.5%-9.5%	8.9%	Decrease

Total	$71,790,887

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Statement of Assets and Liabilities

March 31, 2022

Assets:

Investments at value***	$ 1,068,867,370

Cash, including foreign cash of $588,907 (cost $589,134)	10,298,788

Receivable for distributions from investments	305,733

Dividends receivable	15,102

Prepaid expenses and other assets	150,662

Total Assets	1,079,637,655

Liabilities:

Current income tax liability	1,279,458

Deferred income tax liability	2,731,802

Accrued expenses:

Investment advisory and management fees	616,376

Administrative fees	176,107

Professional fees	960,761

Other	419,676

Total Liabilities	6,184,180

Commitments and contingencies (see Note 3)	-

Net Assets	$ 1,073,453,475

Net Assets Represent:

Paid-in capital	$ 863,935,587

Distributable earnings	209,517,888

Net Assets	$ 1,073,453,475

*** Investments at cost	$868,148,436

Units outstanding	52,547,135

Net asset value, offering and redemption price per Unit	$20.43

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Statement of Operations

For the fiscal year ended March 31, 2022

Investment Income:

Dividend income (net of withholding tax $129,178)	$ 15,050,313

Total investment income	15,050,313

Expenses:

Investment advisory and management fees	5,965,737

Administrative fees	1,697,482

Professional fees	1,894,988

Credit facility fees	959,410

Custody fees	311,882

Directors fees and expenses	68,271

Reports to Investors	9,830

Transfer agent fees	106

Miscellaneous expenses	29,534

Total expenses before offsets	10,937,240

Fee waiver	(1,481,707)

Net expenses	9,455,533

Net investment income before tax	5,594,780

Current income tax expense	(1,279,458)

Net investment income	4,315,322

Net Realized and Unrealized Gain (Loss):

Capital gain distributions received	33,653,606

Net realized loss from foreign currency transactions	(220,704)

Net change in unrealized appreciation/depreciation of investments	104,682,775

Deferred income tax expense	(1,611,012)

Net change in unrealized appreciation/depreciation of investments, net of taxes	103,071,763

Net change in unrealized appreciation/depreciation of foreign currency translations	(16,167)

Net realized and unrealized gain	136,488,498

Net increase in net assets resulting from operations	$ 140,803,820

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Statements of Changes in Net Assets

For the fiscal years ended March 31, 2022 and March 31, 2021

	For the fiscal year ended March 31, 2022	For the fiscal year ended March 31, 2021

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$ 4,315,322	$ (1,501,621)

Net realized gain from investments	33,432,902	16,887,566

Net change in unrealized appreciation/depreciation of investments	103,055,596	76,723,806

Net increase in net assets resulting from operations	140,803,820	92,109,751

Distributions to Investors	(32,812,830)	(3,141,732)

Capital Unit Transactions:[1]

Net increase from capital Unit transactions	558,324,175	121,529,508

Total increase in net assets	666,315,165	210,497,527

Net Assets:

Beginning of year	407,138,310	196,640,783

End of year	$ 1,073,453,475	$ 407,138,310

[1]	See Note 1(g) of the Notes to Consolidated Financial Statements.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Consolidated Statement of Cash Flows

For the fiscal year ended March 31, 2022

Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$ 140,803,820

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:

Net realized gain from investments	(33,653,606)

Net change in unrealized appreciation/depreciation of investments	(104,682,775)

Increase in dividends receivable	(12,570)

Increase in prepaid expenses and other assets	(140,169)

Increase in deferred income tax liability	1,611,012

Increase in current income tax liability	1,279,458

Increase in investment advisory and management fees payable	387,917

Increase in administrative fees payable	110,833

Increase in professional fees payable	799,960

Increase in other accrued expenses	386,667

Purchases of investments	(574,443,335)

Proceeds from sale of investments	485,199

Distributions from investments, net of change in distribution receivable	85,097,561

Net purchases of short-term investments	(34,594,934)

Net cash used in operating activities	(516,564,962)

Cash Flows from Financing Activities:

Proceeds from capital Unit transactions	525,511,345

Net cash provided by financing activities	525,511,345

Net increase in cash	8,946,383

Cash at beginning of year	1,352,405

Cash at end of year[1]	$ 10,298,788

Supplemental Disclosure of Cash Flow Information

Non-Cash Transactions:

Stock distributions received in-kind from investments	$690,685

Reinvestment of capital gain distributions	$ 32,812,830

[1]	Balance includes cash and cash denominated in foreign currencies of $9,709,881 and $588,907, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Master Fund, LLC

Financial Highlights

For a Unit outstanding throughout each fiscal year

	For the fiscal years ended March 31,
	2022*	2021*	2020*	2019	2018
Net Asset Value, Beginning of Year	$17.93	$13.34	$13.30	$13.25	$11.78

Income (Loss) from Investment Operations:

Net investment income (loss)[1,2]	0.12	(0.09)	(0.05)	(0.07)	(0.03)

Net realized and unrealized gain from investments	3.19	4.85	0.62	1.31	1.71

Total from investment operations	3.31	4.76	0.57	1.24	1.68

Less Distributions to Investors from:

Net realized gain on investments	(0.81)	(0.17)	(0.53)	(1.19)	(0.21)

Total distributions to unitholders	(0.81)	(0.17)	(0.53)	(1.19)	(0.21)

Net Asset Value, End of Year	$20.43	$17.93	$13.34	$13.30	$13.25

Total Return[1]	18.81%	35.90%	4.21%	10.09%	14.39%

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	1.56%[3]	1.56%[3,4]	1.48%	1.52%	1.12%

Ratio of gross expenses to average net assets[5]	1.78%[3]	1.56%[3,4]	1.48%	1.70%	1.79%

Ratio of net investment income (loss) to average net assets[1]	0.63%	(0.56%)	(0.38%)	(0.51%)	(0.24%)

Portfolio turnover rate	14%	0%	0%	59%	0%[6]

Net assets, end of year (in thousands)	$1,073,453	$407,138	$196,641	$119,576	$88,262

*	Consolidated.

[1]	Total return and net investment income would have been lower had certain expenses not been offset.

[2]	Per Unit numbers have been calculated using average Units.

[3]

Ratio excludes the deferred income tax expense related to the unrealized gain or loss from the Corporate Subsidiary. For the years ended March 31, 2022 and March 31, 2021, this amount was a tax expense of 0.23% and 0.42%, respectively, of average net assets.

[4]	Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.21% for the fiscal year ended March 31, 2021.

[5]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non-reimbursable expenses, if any, such as interest and taxes.

[6]	Less than 0.5%.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2022

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Pantheon Master Fund, LLC (the “Master Fund”) is organized as a Delaware limited liability company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund’s investment objective is to seek long-term capital appreciation. The Master Fund expects to invest primarily in private equity investments, including primary and secondary investments in private equity, infrastructure, and other private asset funds (“Investment Funds”) and co-investments in portfolio companies.

The Master Fund offers a single class of units (“Units”) to “accredited investors” (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) (the “Investors”), which may be purchased as of the first business day of each month at the Master Fund’s net asset value (“NAV”) per Unit. The Master Fund may, from time to time, offer to repurchase Units pursuant to written tenders by the Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Master Fund’s Board of Directors (the “Board” or the “Directors”).

BASIS OF CONSOLIDATION: The accompanying consolidated financial statements of the Master Fund include the accounts of AMG Pantheon Subsidiary Fund, LLC (the “Corporate Subsidiary”) and AMG Pantheon Lead Fund, LLC (the “Lead Fund”) (each a “Subsidiary” and together, the “Subsidiaries”), which are wholly-owned subsidiaries of the Master Fund and are organized as Delaware limited liability companies. The Lead Fund commenced operations on July 1, 2021. The Subsidiaries have the same investment objectives and strategies as the Master Fund, and like the Master Fund are managed by Pantheon Ventures (US) LP (the “Investment Manager”). The Master Fund may invest up to 25% of its total assets in the Corporate Subsidiary and the Corporate Subsidiary permits the Master Fund to pursue its investment objective and strategies in a potentially tax-efficient manner and to satisfy regulated investment company tax requirements. The Master Fund may also invest a portion of its assets in the Lead Fund. The Lead Fund was organized for the purpose of facilitating the Master Fund’s use of a revolving credit facility. Intercompany accounts and transactions have been eliminated. As of March 31, 2022, the Corporate Subsidiary holds investments in the amount of $44,376,793. The net assets of the Corporate Subsidiary were $48,226,493, which is 4.49% of the Master Fund’s consolidated net assets. As of March 31, 2022, the Lead Fund holds investments in the amount of $409,734,506. The net assets of the Lead Fund were $413,447,134, which is 38.52% of the Master Fund’s consolidated net assets.

The Master Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its consolidated financial statements:

a.

VALUATION OF INVESTMENTS: Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Master Fund’s listed equity investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board.

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day NAV per share.

For direct investments and certain co-investments in portfolio companies, the Board primarily uses the market or income approach to estimate the fair value of private investments. The market approach utilizes prices and other relevant information generated by market transactions, type of security, size of the position, degree of liquidity, restrictions on the disposition, latest round of financing data, current financial position and operating results, among other factors.

Investment Funds and certain co-investments are generally based on the valuations provided by the general partners or managers of underlying fund investments as of the date investments are valued. If a valuation provided by general partners or managers of the underlying fund investments is not available as of the date investments are valued, the Master Fund will value the Investment Fund or co-investment using the latest valuation provided by the general partners or managers of the underlying fund investments adjusted for transaction and market activity, if applicable. Additionally, the Master Fund may utilize independent valuation firms to provide third-party valuation consulting services. The valuations provided by the general partners or managers typically reflect the fair value of the Master Fund’s capital account balance of each Investment Fund, including unrealized gains and losses, as reported in the financial reports or statements of the respective Investment Fund. In reviewing these underlying valuations, the Board is advised by the Valuation Committee of the Investment Manager,

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

who reviews the capital account balances and may adjust the value of each Master Fund investment.

The values assigned to investments that are fair valued are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board is presented with a monthly analysis showing all outstanding investments fair valued by the Investment Manager, including a comparison with the prior month end.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Master Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b.

SECURITY TRANSACTIONS: Security transactions are recorded as of the date the Master Fund obtained a right to demand the securities purchased or to collect the proceeds of sales, and incurred an obligation to pay the price of the securities purchased or to deliver the securities sold, respectively, (i.e. trade/effective date). Trade/effective date will be the date the Master Fund is legally committed to a security transaction and all significant contingencies, including all necessary approvals, are satisfied. Realized gains and losses on securities sold are determined on the basis of identified cost. The payable for investments purchased for security transactions with an original settlement period of over one year are reflected at net present value. Monies paid by the Master Fund in advance of the closing date of a private equity investment are held in escrow until the investment’s closing date and are reflected in the Consolidated Statement of Assets and Liabilities as Investment Funds paid in advance.

c.

INVESTMENT INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions from Investment Funds and co-investments occur at irregular intervals and the exact timing of distribution from the Investment Funds and co-investments cannot be determined. The classification of income received from the Investment Funds and co-investments are based on the investment distribution notices received from the investment’s general partner or investment manager. Expenses are recorded on an accrual basis.

d.

DIVIDENDS AND DISTRIBUTIONS: The Master Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually as described in the Master Fund’s registration statement. Distributions to Investors are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to Investors’ distributions, are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of September 30, 2021, the Master Fund had permanent differences relating to the tax treatment of its investments in the Corporate Subsidiary and certain investment partnerships. The Master Fund had

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

temporary differences relating to organization and offering costs, qualified late year ordinary loss deferral, differences between book and tax treatment of investments in certain investment partnerships, and passive foreign investment companies.

Permanent differences resulted in the following reclassifications between distributable earnings and paid-in capital:

Distributable Earnings	Paid-In Capital

($ 4,388,276)	$ 4,388,276

The tax character of distributions paid during the tax years ended September 30, 2021 and September 30, 2020 was as follows:

Distributions paid from:	2021	2020
Long-term capital gains	$ 3,141,732	$ 6,901,065

As of September 30, 2021, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains	$ 5,605,830

Late year loss deferral	$ 4,141,284

Other temporary differences	$ (5,255)

Based on the approximate cost of investments for federal income tax purposes at September 30, 2021, of $472,883,329, the Master Fund’s aggregate gross unrealized appreciation and depreciation were $154,367,352 and $(664,679) respectively, resulting in net unrealized appreciation of $153,702,673.

e.

FEDERAL TAXES: The Master Fund qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC” or the “Code”), and to distribute substantially all of its taxable income and gains to its Investors and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying consolidated financial statements. If the Master Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Master Fund were ineligible to or otherwise were not to cure such failure, the Master Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of income and profits would be taxable to Investors as ordinary income. In addition, the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

Additionally, based on the Master Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Master Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Master Fund’s tax year end is September 30. Management has analyzed the Master Fund’s tax positions as of March 31, 2022, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Master Fund’s consolidated financial statements. Additionally, the Master Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Lead Fund is a disregarded entity and therefore is not subject to U.S. income taxes. Additionally, the Master Fund’s investment in the Lead Fund, as a whole, is not limited to 25% of the Master Fund’s total assets for purposes of the asset diversification test under Subchapter M of the Code. As a wholly owned subsidiary, the Lead Fund’s net income and capital gains, if any, will be included each year in the Master Fund’s investment company taxable income and net capital gain.

The Corporate Subsidiary is subject to U.S. federal and state income taxes. This taxable entity is not consolidated for income tax purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards.

The Corporate Subsidiary recorded a provision for income tax expense (benefit) for the year ended March 31, 2022. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

	Current	Deferred	Total
Tax expense/(benefit)	$1,279,458	$1,611,012	$2,890,470
Valuation allowance	-	-	-

	$1,279,458	$1,611,012	$2,890,470

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

Components of the Corporate Subsidiary’s deferred tax assets and liabilities as of March 31, 2022 are as follows:

Deferred Tax Liabilities:

Unrealized appreciation/(depreciation) on investments	$1,846,323

Impact of outstanding temporary adjustments on partnerships	885,479

Total net deferred tax liability before valuation allowance	2,731,802

Less: Valuation Allowance	-

Net deferred tax liability	$2,731,802

Net operating loss carryforwards are available to offset future taxable income of the Corporate Subsidiary subject to limitations. Prior to the passing of the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act on March 27, 2020, these net operating losses would have been limited to 80% of federal taxable income generated in the year these net operating losses are eligible to be utilized. The CARES Act delays the application of the 80% net operating loss limitation to tax years ending September 30, 2022, and beyond. The Corporate Subsidiary had net operating loss carryforwards for its most recent tax year ending September 30, 2021 as follows. It is anticipated that these losses will be utilized during the tax year ended September 30, 2022. In the event such losses are not utilized, they can be carried forward to future tax years.

Net Operating Loss	Amount

September 30, 2019	$130,220

September 30, 2020	30,444

September 30, 2021	103,522

$264,186

Total income tax (current and deferred) is computed by applying the federal statutory income tax rate of 21% and estimated applicable state tax statutory rates (net of federal tax benefit) to net investment income and realized and unrealized gains/(losses) on investments before taxes for the year ended March 31, 2022 as follows:

Income tax expense at statutory rate of 21%	$2,007,769

State income tax expense, net of federal benefit	882,701

Total income tax expense	$2,890,470

The Corporate Subsidiary recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

authorities. Management has analyzed the Corporate Subsidiary’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Corporate Subsidiary. The Corporate Subsidiary is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

f.

CAPITAL LOSS CARRYOVERS AND DEFERRALS: As of September 30, 2021, the Master Fund had no capital loss carryovers for federal income tax purposes. Should the Master Fund incur net capital losses for the tax year ended September 30, 2022, such amounts may be used to offset future realized capital gains for an unlimited time period and retain their character as short-term and/or long-term.

g.

CAPITAL STOCK: The Master Fund’s Limited Liability Company Agreement authorizes an issuance of an unlimited number of Units, without par value. The Master Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended March 31, 2022 and March 31, 2021, the Master Fund’s capital Unit transactions were as follows:

	March 31, 2022		March 31, 2021
	Units	Amount	Units	Amount

Proceeds from sale of Units	28,109,735	$525,511,345	7,752,557	$118,387,776

Reinvestment of dividends	1,735,210	32,812,830	203,480	3,141,732

Net increase	29,844,945	$558,324,175	7,956,037	$121,529,508

At March 31, 2022, one affiliated Investor of record, AMG Pantheon Fund, LLC (the “Feeder Fund”), owned 85% of the Master Fund’s net assets and one unaffiliated Investor owned 15% of the Master Fund’s net assets. Transactions by these Investors may have a material impact on the Master Fund.

h.

CASH AND CASH HELD IN ESCROW: Cash consists of monies held at The Bank of New York Mellon (the “Custodian” or “BNYM”). Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund’s Custodian. Cash held in escrow represents monies received in advance of the effective date of an Investor’s subscription. The monies are deposited with the Master Fund’s transfer agent, and will be released from escrow on the effective date of the subscription. There was no cash held in escrow at March 31, 2022.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

i.

FOREIGN CURRENCY TRANSLATION: The books and records of the Master Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represents: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Master Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Each of the Master Fund, the Corporate Subsidiary, and the Lead Fund has entered into an investment management agreement with the Investment Manager, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Affiliated Managers Group, Inc. (“AMG”) indirectly owns a majority of the interests of the Investment Manager. Investment management fees are paid directly by each of the Master Fund and the Subsidiaries to the Investment Manager at the annual rate of 0.70% of the net assets of the Master Fund, the Corporate Subsidiary, and the Lead Fund, respectively, as of the end of each month, determined before giving effect to the accrual of the investment management fee being calculated or to any purchases or repurchases of interests of the Master Fund, the Corporate Subsidiary, and the Lead Fund or any distributions by the Master Fund, the Corporate Subsidiary, and the Lead Fund. The Investment Manager has agreed to waive the portion of the management fee that the Investment Manager otherwise would have been entitled to receive with respect to any particular month from the Master Fund in an amount equal to the investment management fee paid to the Investment Manager under each Subsidiary’s investment management agreement with the Investment Manager with respect to such month. During the fiscal year ended March 31, 2022, the Investment Manager waived investment management fees payable by the Master Fund in the amount of $1,157,894.

The Investment Manager has entered into an Expense Limitation and Reimbursement Agreement with the Master Fund, the Corporate Subsidiary, and the Lead Fund to pay, waive, or reimburse each such Fund’s expenses such that the aggregate of each such Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% per annum of each such Fund’s net assets as of the end of each calendar month (the “Expense Cap”). “Excluded Expenses” is defined to include (i) the investment management

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

fees paid by the Master Fund, the Corporate Subsidiary, and the Lead Fund and any payments made by the Master Fund in respect of any investment management fee that had been previously waived by the Investment Manager; (ii) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co-investments in portfolio companies in which any of the Master Fund, the Corporate Subsidiary, and the Lead Fund invests (including all acquired fund fees and expenses); (iii) transaction costs, including legal costs and brokerage commissions, of any of the Master Fund, the Corporate Subsidiary, and the Lead Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, exchange traded fund investments, and other investments; (iv) interest payments incurred by any of the Master Fund, the Corporate Subsidiary, and the Lead Fund; (v) fees and expenses incurred in connection with any credit facilities obtained by any of the Master Fund, the Corporate Subsidiary, and the Lead Fund; (vi) taxes of any of the Master Fund, the Corporate Subsidiary, and the Lead Fund; (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager) of any of the Master Fund, the Corporate Subsidiary, and the Lead Fund; (viii) fees and expenses billed directly to the Corporate Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Corporate Subsidiary, and fees and expenses billed directly to the Lead Fund by any accounting firm for auditing, tax and other professional services provided to the Lead Fund; and (ix) fees and expenses billed directly to the Corporate Subsidiary for custody and fund administration services provided to the Corporate Subsidiary, and fees and expenses billed directly to the Lead Fund for custody and fund administration services provided to the Lead Fund. To the extent that the Master Fund’s, Corporate Subsidiary’s, or Lead Fund’s total annual operating expenses for any month exceed the Expense Cap, the Investment Manager will pay, waive, or reimburse such Fund for expenses to the extent necessary to eliminate such excess.

The Master Fund, the Corporate Subsidiary, and the Lead Fund will be obligated to pay the Investment Manager all amounts previously paid, waived, or reimbursed by the Investment Manager with respect to such Fund pursuant to such Expense Cap, provided that (a) the amount of such additional payment in any year, together with all expenses of the Master Fund, the Corporate Subsidiary, and the Lead Fund, in the aggregate, would not cause the aggregate of each such Fund’s total annual operating expenses, exclusive of Excluded Expenses, in any such year to exceed the amount of the Expense Cap, (b) the amount of such additional payment shall be borne directly or indirectly pro rata by all Master Fund unitholders and (c) no additional payments by the Master Fund, the Corporate Subsidiary, or the Lead Fund, as applicable, will be made with respect to amounts paid, waived, or reimbursed by the Investment Manager more than thirty-six (36) months after the date the Master Fund, the Corporate Subsidiary, or the Lead Fund, as applicable, accrues a liability with respect to such amounts paid, waived, or reimbursed by the Investment Manager. The Expense Limitation and Reimbursement Agreement shall continue until such time that the Investment Manager ceases to be the investment manager of the Master Fund or upon mutual agreement between the Investment Manager and the Master Fund’s Board.

For the fiscal year ended March 31, 2022, the Master Fund did not have any reimbursements subject to recoupment.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

Each of the Master Fund, the Corporate Subsidiary, and the Lead Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. retail distribution arm of AMG, serves as the administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Master Fund’s and Subsidiaries’ operations, including administration and Investor services to the Master Fund and Subsidiaries, their Investors, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Master Fund’s Investors. Each of the Master Fund, Corporate Subsidiary, and Lead Fund pays a fee to the Administrator at the rate of 0.20% per annum of such Fund’s average monthly net assets, and the Master Fund is subject to a minimum annual fee of $344,000 for these services. The Administrator has agreed to waive the portion of the administration fee that the Administrator otherwise would have been entitled to receive with respect to any particular month from the Master Fund in an amount equal to the administration fee paid to the Administrator under each of the Corporate Subsidiary’s and Lead Fund’s Administration Agreements with the Administrator with respect to such month. During the fiscal year ended March 31, 2022, the Administrator waived administration fees payable by the Master Fund in the amount of $323,813.

The Board provides supervision of the affairs of the Feeder Fund, the Master Fund and the Subsidiaries, and other trusts within the AMG Funds family of mutual funds. The Directors of the Master Fund who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. The Directors’ fees and expenses are split evenly between the Master Fund and the Feeder Fund. Certain Directors and Officers of the Master Fund are Officers and/or Directors of the Feeder Fund, the Subsidiaries, the Administrator, the Investment Manager and AMG.

3.	INVESTMENTS IN PRIVATE EQUITY AND INVESTMENT FUNDS

Private equity investments are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.

Investment Funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such Investment Funds, investors usually commit to provide up to a certain amount of capital when requested by the Investment Fund’s manager or general partner. The general partner then makes private equity investments on behalf of the Investment Fund. The Investment Fund’s investments are usually realized, or “exited”, after a three- to seven-year holding period through a private sale, an initial public offering (IPO) or a recapitalization. Proceeds of such exits are then distributed to the Investment Fund’s investors. The Investment Funds themselves typically have a term of ten to twelve years. The Investment Funds in which the Master Fund invests may charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, subject to a preferred return

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

and a claw back. Detailed information about the Investment Funds’ portfolios is not publicly available.

Some of the investments that the Investment Manager will consider with respect to the Master Fund include:

¡

Primary Private Investment Funds: Primary investments (primaries) are interests or investments in newly established Investment Funds that are typically acquired by way of subscription during their fundraising period. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life.

¡

Secondary Private Investment Funds: Secondary investments (secondaries) are interests in existing private equity funds that are typically acquired from existing investors in such Investment Funds in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

¡

Direct Investments/Co-Investments: Direct investments involve acquiring (directly or indirectly) an interest in securities issued by an operating company. Co-investments represent opportunities to separately invest in specific portfolio companies that are otherwise represented in an Investment Fund. Such investments are typically made as co-investments alongside Investment Funds, and are usually structured such that the lead investor holds a controlling interest. Co-investments are typically offered to Investment Fund investors when the Investment Fund manager believes that there is an attractive investment for the Investment Fund but the total size of the potential holding exceeds the targeted size for the Investment Fund. Direct investments and co-investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees and bear significantly reduced fees.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

A listing of the Co-Investments, Primary Private Investment Funds and Secondary Private Investment Funds held by the Master Fund and their attributes, as of March 31, 2022, is shown in the table below.

Investment Category	Fair Value	Unfunded Commitments		Remaining life*	Redemption frequency	Notice (In days)	Redemption Restrictions

Buyout (a)	$710,178,605	$105,676,844		1-10 years	Not Redeemable	N/A	N/A

Growth Equity (b)	114,940,509	40,289,356		1-10 years	Not Redeemable	N/A	N/A

Infrastructure (c)	26,264,015	1,833,672		1-10 years	Not Redeemable	N/A	N/A

Private Debt (d)	33,354,120	10,314,228		1-13 years	Not Redeemable	N/A	N/A

Real Assets (e)	7,193,328	10,149,990		1-13 years	Not Redeemable	N/A	N/A

Special Situations (f)	30,645,512	10,546,698		1-12 years	Not Redeemable	N/A	N/A

Venture (g)	8,957,514	21,830,000	**	1-10 years	Not Redeemable	N/A	N/A

Total	$931,533,603	$200,640,788

(a)	Funds that acquire controlling interests in companies with a view towards later selling those companies or taking them public.

(b)	Funds that invest in later-stage, pre-IPO companies.

(c)	Funds that generally invest in long-term assets that provide stable cash flows with growth initiatives.

(d)	Funds that invest in senior secured lending, mezzanine financing, as well as more opportunistic debt strategies such as distressed for control.

(e)	Private equity funds that invest in target investments in infrastructure, renewables & energy infrastructure, natural resources, and asset-backed strategies.

(f)

Particular circumstances that influence investment based on the situation, rather than its underlying fundamentals. (g) Investments in new and emerging companies are usually classified as venture capital.

*

Co-Investments do not have contractual lives and generally terminate after the underlying investment is sold. Years shown below are reflective of the remaining lives of Primary Private Investment Funds and Secondary Private Investment Funds.

**

As of the fiscal year ended March 31, 2022, the unfunded commitment amount includes an unfunded commitment to Battery Ventures Select Fund II, L.P., a Primary Investment Fund, of $5,700,000. The effective date of the first capital call is still to be determined.

4.	PURCHASES AND SALES OF SECURITIES

Purchases and sales/distributions of securities (excluding short-term and U.S. Government obligations) for the fiscal year ended March 31, 2022 were $574,500,687 and $76,239,976, respectively. There were no purchases or sales of U.S. Government obligations for the Master Fund.

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

5.	FOREIGN SECURITIES

The Master Fund invests in Investment Funds and certain co-investments of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Master Fund’s investments in emerging market countries are exposed to additional risks. The Master Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Master Fund level and the Master Fund would pay such foreign taxes at the appropriate rate for each jurisdiction. At March 31, 2022, the percentage of total investments that were held in foreign countries is as follows: 3.8% in Australia, 1.2% in Belgium, 1.1% in Brazil, 0.5% in China, 3.4% in France, 3.2% in Germany, 1.6% in Israel, 1.0% in Netherland, 3.1% in Norway, 1.2% in Romania, 0.5% in Spain and 7.1% in United Kingdom.

6.	COMMITMENTS AND CONTINGENCIES

Under the Master Fund’s organizational documents, its Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund may enter into contracts and agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Master Fund under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred.

7.	CREDIT AGREEMENT

Effective July 20, 2021, the Master Fund entered into a Credit Agreement with Barclays Bank PLC (the “Credit Agreement”) in the amount of $80 million, which was increased to $170 million (the “Committed Loan Amount”) on December 29, 2021. The Credit Agreement provides the Master Fund a revolving line of credit to satisfy repurchase requests, to meet capital calls and cover unfunded commitments, and to otherwise provide the Master Fund with temporary liquidity. Effective December 31, 2021, the interest rate on outstanding loans is equal to the Secured Overnight Financing Rate (“SOFR”), plus 2.85%. Prior to December 31, 2021, the interest rate was equal to London Interbank Offered Rate, plus 2.85%. The Master Fund pays a 1.00% commitment fee on the outstanding principal amount of the loans and an annual structuring fee of 0.20% of the Committed Loan Limit. The annual structuring fee is amortized over a 12 month period. The commitment fee and amortization of the annual structuring fee are reflected in credit facility fees on the Consolidated Statement of Operations. Any interest incurred on the line of credit utilized is included in the Consolidated Statement of Operations as

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

interest expense. During the period July 20, 2021 through March 31, 2022, the Master Fund has not utilized the line of credit.

8.	FINANCIAL AND OTHER RISK FACTORS

An investment in the Master Fund involves significant risks, including industry risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

The Master Fund intends to invest a substantial portion of its available capital in private equity securities including investments in private equity, infrastructure, and other private asset funds. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. As a non-diversified fund, the Master Fund may have a concentration of investments in a limited number of portfolio securities. The Master Fund may also have a concentration of investments in a particular sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund’s investments are also subject to the risk associated with investing in private equity securities. Private equity securities are illiquid and can be subject to various restrictions on resale. There can be no assurance that the Master Fund will be able to realize the value of any private equity investments in a timely manner. Additionally, Investment Funds are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Investment Funds.

The COVID-19 pandemic has caused significant uncertainty and disruption in the global economy and financial markets that have impacted the operations and financial condition of the Master Fund and its underlying portfolio investments, and will continue to do so for some time. The effects of the pandemic on the core businesses of the Master Fund’s investments and the resulting valuation effects will take time to manifest. Some of these companies may be harmed financially from the pandemic, while others may benefit financially. The Master Fund is unable to predict the full impact that COVID-19 will have on the Master Fund’s operations and financial condition because of uncertainties about the duration and severity of the pandemic and its effects on the Master Fund’s portfolio investments. Additionally, Russia’s military action in Ukraine has caused concern for the global community. While the Master Fund had no direct exposure to Russia and Ukraine at March 31, 2022, there will likely be impacts stemming from certain economic sanctions, which may have significant implications in Europe and around the world. The Master Fund is unable to predict the full impact that these sanctions will have on the Master Fund’s operations and financial condition.

Units in the Master Fund provide limited liquidity because repurchases of Units are subject to approval of the Master Fund’s Board. Therefore, an investment in the Master Fund is suitable only for investors who can bear the risks associated with limited liquidity of their investments

AMG Pantheon Master Fund, LLC

Notes to Consolidated Financial Statements (continued)

and an investment in the Master Fund should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met. A discussion of the risks associated with an investment in the Master Fund is provided in the Feeder Fund’s Prospectus and Statement of Additional Information.

9.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2022, have been evaluated through the date at which the consolidated financial statements were issued.

Effective April 8, 2022, the Committed Loan Limit was increased to $250 million.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Unitholders of AMG Pantheon Master Fund, LLC:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AMG Pantheon Master Fund, LLC (the Fund), including the consolidated schedule of investments, as of March 31, 2022, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the financial highlights for each of the years in the two-year period then ended. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended March 31, 2022, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three-year period ended March 31, 2020 were audited by other independent registered public accountants whose report, dated June 26, 2020, expressed an unqualified opinion on the financial highlights.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of investments owned as of March 31, 2022, by correspondence with custodians, general partners or managers of underlying investments, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the Fund’s auditor since 2021.

New York, New York

June 6, 2022

AMG Pantheon Master Fund, LLC

Other Tax Information (unaudited)

AMG Pantheon Master Fund, LLC hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2020/2021 Form 1099-DIV you received for the Fund showed the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Pantheon Master Fund, LLC hereby designates $3,141,732 as a capital gain distribution with respect to the taxable year ended September 30, 2021, or if subsequently determined to be different, the net capital gains of such year.

AMG Pantheon Master Fund, LLC

Directors and Officers (unaudited)

The Directors and Officers, their business addresses, principal occupations for the past five years and ages are listed below. The Directors provide broad supervision over the affairs of the Fund. The Directors are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Director or Officer is the address of the Fund: 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. There is no stated term of office for Directors. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary of the Fund are elected by the Directors annually. The Officers hold office at the pleasure of the Directors.

Independent Directors

The following Directors are not “interested persons” of the Fund within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director

● Director since 2014 ● Oversees 45 Funds in Fund Complex

Kurt A. Keilhacker, 58

Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001- 2016); Board Member, 6wind SA, (2002-2019).

● Independent Chairman ● Director since 2014 ● Oversees 45 Funds in Fund Complex

Eric Rakowski, 63

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Trustee of Parnassus Funds (3 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (10 portfolios) (2008-Present); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

● Director since 2014 ● Oversees 45 Funds in Fund Complex

Victoria L. Sassine, 56

Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson, Board of Directors, Business Management Associates (2018-2019).

Interested Director

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director

● Director since 2021 ● Oversees 45 Funds in Fund Complex

Garret W. Weston, 40

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Co-Head of Affiliate Engagement (2021-Present), Senior Vice President, Affiliate Development (2016-2021), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2012-2015), Senior Associate, New Investments (2008-2012); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

AMG Pantheon Master Fund, LLC

Directors and Officers (continued)

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

● Director Emeritus since 2021

Christine C. Carsman, 70

Affiliated Managers Group, Inc. (2004-Present): Senior Policy Advisor (2019-Present), Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel (2017-2019), Senior Vice President, Chief Regulatory Counsel and Deputy General Counsel (2011-2017), Senior Vice President and Chief Regulatory Counsel (2007-2011), Vice President and Chief Regulatory Counsel (2004-2007); Director, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2014-2021); Trustee, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2011- Present); Trustee, AMG Funds IV (2014-Present); Chair of the Board of Directors, AMG Funds plc (2015-2018); Director, AMG Funds plc (2010-2018); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

● President since 2018 ● Principal Executive Officer since 2018 ● Chief Executive Officer since 2018 ● Chief Operating Officer since 2014

Keitha L. Kinne, 63

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

● Secretary and Chief Legal Officer since 2015

Mark J. Duggan, 57

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

● Chief Financial Officer since 2017 ● Treasurer since 2017 ● Principal Financial Officer since 2017 ● Principal Accounting Officer since 2017

Thomas G. Disbrow, 56

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

● Deputy Treasurer since 2017

John A. Starace, 51

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001- 2005), Deloitte & Touche LLP.

● Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019

Patrick J. Spellman, 48

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

AMG Pantheon Master Fund, LLC

Directors and Officers (continued)

Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
● Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 44

Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Director, Legal and Compliance, AMG Funds LLC (2020-Present); Manager, Legal and Compliance, AMG Funds LLC (2017-2019); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008- 2014).

● Executive Vice President since 2021

Susan Long McAndrews, 55

Executive Vice President, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2021-Present); Partner of U.S. Investment and Global Business Development, Pantheon Ventures (US) LP (2002-Present); Chief Executive Officer, Pantheon Securities, LLC (2002- Present); Principal, Capital Z Partners (1998-2001); Director, Private Equity Group, Russell Investments (1995-1998).

Investment Program (unaudited)

The Master Fund’s investment objective is to seek long-term capital appreciation. The Master Fund will seek to achieve its investment objective by investing predominantly in interests in private equity investments, including primary and secondary investments in private equity, infrastructure, and other private asset funds (“Investment Funds”) and co-investments in portfolio companies. Each Investment Fund is managed by the general partner or manager (or equivalent) of the Investment Fund (such general partner, manager, or equivalent in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager.

Under normal circumstances, the Master Fund expects to invest primarily in any of (i) private equity investments of any type, including primary and secondary investments in Investment Funds and investments in companies that are typically made alongside one or more Investment Funds, (ii) exchange-traded funds (“ETFs”) designed to track equity indexes and (iii) cash, cash equivalents and other short-term investments. The allocation among these types of investments may vary from time to time.

The Master Fund may make investments directly or indirectly through its two Subsidiaries. Each Subsidiary has the same investment objective and strategies as the Master Fund and, like the Master Fund, is managed by Pantheon Ventures (US) LP (the “Investment Manager”). The Master Fund may invest up to 25% of its total assets in the Corporate Subsidiary. The Master Fund’s investment in the Corporate Subsidiary permits the Master Fund to pursue its investment objective and strategies in a potentially tax-efficient manner. The Master Fund may also invest all or a portion of its assets in the Lead Fund. The Lead Fund was organized for the purpose of facilitating the Master Fund’s use of a revolving credit facility. Except as otherwise provided, references to the Master Fund’s investments include each Subsidiary’s investments for the convenience of the reader.

The Investment Manager believes that the Master Fund’s investment program will offer a unique approach to private equity investing for “accredited investors” (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) ( “Investors”) who previously have not had access to high quality private equity Investment Funds. In pursuing the Master Fund’s investment objective, the Investment Manager will allocate capital in the private equity portion of the portfolio across primary and secondary investments in Investment Funds and co-investments in portfolio companies. The Investment Manager will seek to invest across a broad spectrum of Investment Funds (e.g., buyout, growth capital, special situations, credit, private infrastructure, real estate, real assets, and other private asset funds), determined by a diverse selection of geographies (e.g., North America, Europe, Asia, and emerging markets) and vintage years. Notwithstanding the foregoing, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Investment Manager to date has invested the private equity portion of its portfolio primarily in co-investments and/or secondaries of Investment Funds. The Master Fund is not currently allocating capital to real estate investments but reserves the right to hold such investments in the future. At any given time, the Master Fund’s geographic diversification may be overweighted

Investment Program (continued)

to one geography, with a corresponding underweighting of, or potentially even the exclusion of, other geographies. In addition, the Master Fund’s ability to access certain types of investment opportunities, including secondary investments, may be limited by legal, regulatory or tax considerations related to the Master Fund’s status as a registered investment company, resulting in periods during which the Master Fund may not have any exposure to such investments.

The Master Fund has been structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, meeting large minimum commitment amounts, and receiving tax reporting on potentially late Schedule K-1s. To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes and in cash and short-term securities. In addition, the Master Fund may use derivative instruments, primarily equity options and swaps (and, to a lesser extent, futures and forwards), for hedging purposes to help protect the value of its ETF investments, and may also invest in dividend paying equities or ETFs of dividend paying equities. Furthermore, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Master Fund may hold a substantial portion of its assets in ETFs, cash and short term investments as it seeks desirable investments for the private equity portion of the Master Fund’s portfolio.

In addition to the foregoing, the Master Fund may utilize a revolving credit facility to satisfy repurchase requests, to meet capital calls and to otherwise provide the Master Fund with temporary liquidity.

The Master Fund has obtained an exemptive order from the SEC that permits the Master Fund to invest alongside affiliates, including certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions.

Investment Philosophy

Registered investment companies, such as the Master Fund, are generally subject to significant regulatory restrictions with respect to selling securities short and using leverage and derivatives. The Investment Funds generally are not subject to the same investment restrictions as the Master Fund, and are generally subject to few investment limitations, including investment limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), or the Internal Revenue Code of 1986, as amended (the “IRC”). While the 1940 Act applies to the Master Fund, the Investment Funds are not subject to the 1940 Act.

Units of the Master Fund (“Units”) are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under the Securities Act. By investing in the Master Fund, Investors gain access to funds managed by Investment Fund Managers whose services are generally not available to the investing public, or who may otherwise restrict the number and type of persons whose money will be managed. Investing in the Master Fund also permits Investors to invest with Investment Fund Managers

Investment Program (continued)

without being subject to the high minimum investment requirements typically charged by such Investment Fund Managers. The Master Fund should also benefit from its exposure to a number of different investment styles. Investing through various Investment Fund Managers that employ different strategies may reduce the volatility inherent in a direct investment by the Master Fund with a single Investment Fund Manager.

Investment Strategies

The Master Fund seeks to provide investors with long-term capital appreciation by investing a substantial portion of its assets in a diverse portfolio of Investment Funds.

The principal elements of the Investment Manager’s investment strategy include: (i) allocating the assets of the Master Fund across Investment Funds, portfolio companies, and other assets; (ii) seeking to secure access to attractive investment opportunities that the Investment Manager believes offer attractive value; (iii) seeking to manage the Master Fund’s investment level and liquidity using the Investment Manager’s commitment strategy; and (iv) seeking to manage risk through ongoing monitoring of the portfolio.

•

Asset Allocation. With respect to Investment Funds, the Master Fund will define a strategic asset allocation that seeks to benefit from long-term diverse investments through exposure to different geographic markets, investment types, and vintage years. The Investment Manager seeks to implement a proactive approach to portfolio construction, defining strategic goals and reviewing the portfolio’s development on an on-going basis. This approach enables the Investment Manager to construct portfolios that the Investment Manager believes are appropriately diverse and reflect the Investment Manager’s assessment of sector and valuation themes. To seek to achieve the targeted strategic asset allocation, the Master Fund will allocate its capital among primary and secondary investments in Investment Funds and pursue co-investment opportunities alongside Investment Funds.

•	Access. The Master Fund will seek to provide Investors with access to investments that are generally unavailable to the investing public due to resource requirements and high investment minimums.

•	Commitment Strategy. The Investment Manager intends to manage the Master Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment.

•	Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management.

The Investment Manager seeks to maintain close contact with the Investment Fund Managers and to monitor the performance of individual Investment Funds and co-investments by tracking operating information and other pertinent details.

Investment Program (continued)

No guarantee or representation is made that the investment program of the Master Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Master Fund will achieve its investment objective. The Investment Manager also may invest the Master Fund’s assets in Investment Funds that engage in investment strategies other than those described in this report, and may sell the Master Fund’s portfolio holdings at any time.

Private Equity

Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

Private equity investments are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.

Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such funds, investors usually commit to provide up to a certain amount of capital when requested by the fund’s manager or general partner. The general partner then makes private equity investments on behalf of the fund. The fund’s investments are usually realized, or “exited” after a three to seven year holding period through a private sale, an initial public offering (IPO) or a recapitalization. Proceeds of such exits are then distributed to the fund’s investors. The funds themselves typically have a term of ten to thirteen years.

The private equity market is diverse and can be divided into several different segments. These include the type and financing stage of the investment, the geographic region in which the investment is made and the vintage year.

Investments in private equity have increased significantly over the last 20 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. It is now common for large pension funds, endowments and other institutional investors to allocate significant assets to private equity.

Buyouts, Growth Capital, Special Situations, Venture Capital/Other

In the private equity asset class, the term “financing stage” is used to describe investments (or funds that invest) in companies at a certain stage of development. The different financing stages may have distinct risk, return and correlation characteristics, and play different roles within a diverse private equity portfolio. Broadly speaking, private equity investments can be broken

Investment Program (continued)

down into four financing stages: buyout, growth capital, special situations, and venture capital. These categories may be further subdivided based on the investment strategies that are employed (e.g., credit investments or real estate investments).

•

Buyouts. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid-, large-, or mega-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions – particularly in the large- and mega-cap segment. Overall, debt financing typically makes up 50-70% of the price paid for a company.

•

Growth Capital. Typically involves minority investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically are profitable businesses that need capital for organic and acquisition growth strategies and shareholder liquidity.

•	Special Situations. A broad range of investments including mezzanine, distressed debt, infrastructure, energy/utility investing and turnarounds may be classified as special situations.

•

Venture Capital/Other. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology and healthcare-related industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors. It is not anticipated that venture capital will be a meaningful portion of the Master Fund’s allocations.

Private Equity Investment Types

Some of the investments that the Investment Manager will consider with respect to the Master Fund include, but are not limited to:

•

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds that are typically acquired by way of subscription during their fundraising period. Most private equity fund sponsors raise new funds only every two to four years, and many top-performing funds are closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are highly important for primary investors.

Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual

Investment Program (continued)

operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential.

Primary investments typically exhibit a value development pattern, commonly known as the “J-curve,” in which the fund’s net asset value typically declines moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the fund matures and portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions to fund investors. There can be no assurance, however, that any or all primary investments made by the Master Fund will exhibit this pattern of investment development. Primary investments are usually ten to thirteen years in duration, while underlying investments in portfolio companies generally have a three to seven year duration, if not longer.

•

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period at a premium or discount to the private equity funds’ net asset value at a specific reference date. Secondary investments may play an important role in a diverse private equity portfolio. Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern. As a result, their investment returns may not exhibit a pronounced J-curve pattern expected to be achieved by primaries in their early stages. In addition, secondaries typically provide earlier distributions than primaries. Past performance is not indicative of future results. There can be no assurance, however, that any or all secondary investments made by the Master Fund will exhibit this pattern of investment development. In addition, the Master Fund’s ability to access secondary investments may be limited by legal, regulatory or tax considerations related to the Master Fund’s status as a registered investment company, resulting in periods during which the Master Fund may not have any exposure to such investments.

•

Direct Investments/Co-Investments. Direct investments involve acquiring (directly or indirectly) an interest in securities issued by an operating company. Co-investments represent opportunities to separately invest in specific portfolio companies that are otherwise represented in an Investment Fund. Such investments are typically made as co-investments alongside private equity funds, and are usually structured such that the lead investor holds a controlling interest. Co-investments are typically offered to Investment Fund investors when the Investment Fund Manager believes that there is an attractive investment for the Investment Fund but the total size of the potential holding exceeds the targeted size for the Investment Fund. Direct investments and co-investments, unlike investments in Investment Funds, generally do not bear an

Investment Program (continued)

additional layer of fees or bear significantly reduced fees. It is anticipated that Co-Investment Vehicles (defined below) will be formed and managed by third-party fund managers and that neither the Investment Manager nor the Master Fund will be able to exercise day to day control over the Co-Investment Vehicles.

Portfolio Allocation

The Master Fund’s investment process will begin with an allocation framework among: (i) primary and secondary private equity investments and co-investments in portfolio companies; (ii) buyout, growth capital, credit, distressed investments, special situations investments, private infrastructure funds, real estate, real assets, and other private asset funds; and (iii) investments focused in North America, Europe, Asia, and emerging markets. The framework also provides for diverse allocations over vintage years and with respect to individual investments. It is expected that through such diversification, the Master Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated in a single fund, geography, sector, vintage year, or a smaller number of funds.

Because of the distinct cash flow characteristics associated with different types of private equity investments, asset allocation is based on both quantitative and qualitative factors.

Over time, the allocation ranges and commitment strategy may be adjusted based on the Investment Manager’s analysis of the private equity market, the Master Fund’s existing portfolio at the relevant time, or other pertinent factors.

The Investment Manager intends to manage the Master Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment. Commitments to private equity funds generally are not immediately invested. Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments are identified—a process that may take a period of several years. As a result, without an appropriate commitment strategy, a significant exposure to private equity investments could be difficult to achieve. The Investment Manager will seek to address this challenge using a commitment strategy designed to provide an appropriate investment level. As disclosed above, the private equity portion of the Master Fund’s portfolio to date has been comprised primarily of co-investments and secondary investments and will evolve over time to include a higher percentage of primary investments. As such, the proportion of assets allocated to secondary investments, primary investments, and co-investments will depend on the maturity profile of the existing portfolio and the cash flows into the Master Fund and will be managed to achieve a stated investment strategy. Furthermore, the Master Fund may over-commit to private equity investments—both primaries and secondaries—to provide an appropriate investment level. The Master Fund’s exposure to certain types of investments has been minimal at times and may continue to vary depending on legal, regulatory or tax considerations. See “Types of Investments and Related Risk Factors.”

To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes and cash and short term securities. In addition, the

Investment Program (continued)

Master Fund may use derivative instruments, primarily equity options and swaps, for hedging purposes to help protect the value of its ETF investments, and may also invest in dividend paying equities or ETFs of dividend paying equities. Furthermore, and as described previously, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Master Fund may hold a substantial portion of the Master Fund’s assets in ETFs, cash and short term investments as it seeks desirable investments for the private equity portion of the Master Fund’s portfolio.

The Master Fund’s asset allocation with respect to the private equity portion of its portfolio, when fully deployed, is expected to be as noted below. The Investment Manager expects that even when the Master Fund’s assets are fully invested, a substantial portion of the Master Fund’s assets may consist of liquid assets, including ETFs, high quality fixed income securities, money market instruments, money market mutual funds, and other short-term securities, and cash or cash equivalents. At any given time, the Master Fund’s geographic diversification may be overweighted to one geography, with a corresponding underweighting of, or potentially even the exclusion of, other geographies.

Asset Allocation

Financing Stage
Buyout	40%-100%
Growth Capital	0%-20%
Special Situations/Real Estate/Other Private Assets	0%-40%

Geographic Region
North America	20%-100%
Europe	0%-40%
Asia and Rest of World	0%-40%

Hedging Techniques

From time to time, the Investment Manager may employ various hedging techniques in an attempt to reduce certain potential risks to which the Master Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps, exchange-listed and over-the-counter put and call options, futures, and forward contracts.

To the extent permitted by the 1940 Act and any applicable rules and guidance issued thereunder, the Master Fund may not treat its potential exposure in a derivatives transaction as senior securities that are subject to the borrowing restrictions of the Master Fund if such exposure is covered by the segregation of cash or liquid assets or otherwise.

Investment Program (continued)

Temporary Defensive Strategies

The Master Fund may, from time to time in its sole discretion, significantly alter its portfolio as a temporary defensive strategy. A defensive strategy may be employed as an alternative to, or in conjunction with, an option hedging strategy if, in the judgment of the Investment Manager, the performance of ETFs is likely to be adversely affected by current or anticipated economic, financial, political, or social factors. For defensive purposes, the Master Fund may invest without limit in short-term securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities, and repurchase agreements, or it may retain funds in cash. When the Master Fund is invested defensively, it may not meet its investment objective. In addition, the Master Fund may, in the Investment Manager’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds in significant amount while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, pending investment, in order to fund anticipated repurchases, expenses of the Master Fund, or other operational needs, or otherwise in the sole discretion of the Investment Manager.

Investment Selection

Primaries

The Investment Manager intends to invest in a broad spectrum of Investment Funds, determined by a diverse selection of strategies, Investment Fund Managers, geographies, and vintage years. The Investment Manager’s manager selection process seeks to pick high-quality Investment Fund Managers from a broad range of opportunities by incorporating both a top-down and a bottom-up approach. The top-down process seeks to analyze whether each Investment Fund Manager fits within the overall target strategy allocations for the Master Fund, while the bottom-up process seeks to identify the relevant strengths and weaknesses of each Investment Fund Manager and identify the Investment Fund Managers with the greatest potential to deliver superior performance within a given market. The Investment Manager will select Investment Funds on the basis of strategy, availability, pricing (in the case of secondaries and co-investments), and various qualitative and quantitative criteria, including its analysis of actual and projected cash flows and past performance of an Investment Fund Manager during various time periods and market cycles; and an Investment Fund Manager’s reputation, experience, expertise, and adherence to its investment philosophy. Opportunities are sourced through a network of relationships with intermediaries, agents, and investors, and then individually evaluated by the Investment Manager’s and its affiliates’ investment professionals using its selection process. See “Investment Program—Due Diligence” below.

Secondaries

With respect to investments in secondaries, the Investment Manager’s approach to the market is driven by a strategic approach to asset allocation, value investing, and a focus on asset quality. The Investment Manager seeks to implement a proactive approach to asset allocation,

Investment Program (continued)

deciding on strategic goals and reviewing the portfolio’s development on an on-going basis. This approach enables the Investment Manager to construct portfolios it believes are appropriately diverse and reflect the Investment Manager’s assessment of sector and valuation themes. The Investment Manager seeks opportunities to invest in portfolios of assets at a discount to their intrinsic worth, with an emphasis on finding relative value across markets. Opportunities are assessed by reference to cyclically adjusted measures of value on a sector basis, incorporating earnings multiples, dividend ratios, and book value measures, as appropriate. These valuation metrics are used to help support the Investment Manager’s philosophy of focusing on and prioritizing entry value, and helping to identify and favor those assets that the Investment Manager believes are the most attractively priced secondary transaction opportunities available in the market for the Master Fund at a particular point in time. A key consideration informing the Investment Manager’s secondary investment strategy is manager and asset quality. In sourcing opportunities, the Investment Manager focuses on funds from historically high-performing management groups, with a close alignment of the Investment Fund Manager’s incentives with those of investors, and on developing a diverse portfolio of quality underlying assets with the characteristics to provide upside potential as well as resilience in downside scenarios.

Co-Investments

The Investment Manager seeks to identify co-investment opportunities for the Master Fund from a select group of Investment Fund Managers with which the Investment Manager generally has long-standing relationships. Co-investments are managed by primary fund managers that are screened, analyzed, and monitored by the Investment Manager. The Investment Manager focuses on Investment Fund Managers with strong sector expertise and resulting operational capabilities that are well positioned to source, operationally improve, and exit companies successfully. This framework of manager selection within the Investment Manager’s investment programs, and the Investment Manager’s evaluation of current market conditions, determines the amount, quality, and type of co-investments the Investment Manager is likely to originate.

Affiliated Transactions

The Master Fund has obtained exemptive relief from the SEC permitting the Master Fund to invest alongside other funds managed by the Investment Manager or its affiliates in a manner consistent with the Master Fund’s investment objective and strategies. Pursuant to such exemptive relief, the Master Fund generally is permitted to invest alongside such affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Master Fund’s Independent Directors concludes that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Master Fund and its shareholders and do not involve overreaching in respect of the Master Fund or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Master Fund’s shareholders and is consistent with the Master Fund’s investment objective and strategies, and (3) the investment by any of the Investment Manager’s affiliates would not disadvantage the Master Fund, and the Master Fund’s participation would not be on a basis different from or less advantageous than that on which any of the Investment Manager’s affiliates are investing.

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Due Diligence

The Investment Manager and its personnel use a range of resources to identify and source the availability of promising Investment Funds and co-investment opportunities. The Investment Manager’s diligence process focuses on risk management and investment and operational diligence. The Investment Manager will select investment strategies and Investment Funds on the basis of availability, pricing in the case of secondaries and various qualitative and quantitative criteria, including the Investment Manager’s analysis of actual and projected cash flows and past performance of an Investment Fund Manager during various time periods and market cycles; and the Investment Fund Managers’ reputation, experience, expertise, and adherence to investment philosophy. After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Investment Manager will seek to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment are considered.

The Investment Manager and its personnel use a range of sources to identify, evaluate, select, and monitor investments for the Master Fund. The Investment Manager’s investment professionals are involved throughout the process, and draw on the significant resources and insights available through its relationships with Investment Fund Managers. The Investment Manager’s investment committees are responsible for portfolio allocation and final investment decisions.

The Investment Manager typically identifies prospective investments from multiple sources, including a network of intermediaries, agents, and investors. The Investment Manager seeks to maximize the number of available investment opportunities through active research of the market, industry relationships, meetings with managers before they become investable, and knowledge acquired throughout the primary, secondary, and co-investment teams.

Investment opportunities are typically subjected to initial screening. For primary investments, the initial screening is based on initial quantitative research and an introductory meeting with Investment Fund Managers. For secondary investments, deals are screened for other pertinent information, such as vendor motivations and objectives of the vendor, transaction details, and nature of the sale (proprietary or otherwise). For co-investments, the screening process is two-fold, taking account of both the Investment Fund Manager’s credentials and the investment opportunity in the target portfolio company. The initial screening process for primary and secondary investment opportunities also incorporates the results of both bottom-up and top-down analyses. The Investment Manager’s bottom-up investment process seeks to identify the Investment Fund Managers with the greatest potential to deliver superior performance within a given market and includes set of investment criteria designed to assess the likelihood of a manager generating superior returns in the future. Top-down analysis seeks to identify themes relevant to portfolio construction, such as key sectors, stages, and strategies, and includes

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consideration of macroeconomic outlook; strength of financial markets, in particular the strength and depth of the IPO and debt markets; merger and acquisitions activity; regulatory and political environment and deal flow in the underlying private equity market and market of potential private equity targets.

During its due diligence process for primary investments, the Investment Manager expects to hold a series of onsite meetings with prospective Investment Fund Managers during which qualitative and quantitative evaluation processes may be applied. The Investment Manager may also hold discussions with underlying portfolio companies of the target Investment Fund or any predecessor fund. The Investment Manager typically reviews offering documents, performs a systematic analysis of an Investment Fund Manager’s track record using proprietary due diligence models, and considers terms of the investment.

During its due diligence process for secondary investments, the Investment Manager conducts an evaluation of individual companies within the portfolio of the target Investment Funds and seeks to understand key terms, cash flows, valuations, performance, large portfolio company developments, availability of discounts, and historical performance of prior funds, if any. The Investment Manager also considers the tax issues and legal terms of the investment.

During its due diligence process for co-investments, the Investment Manager engages in a combination of qualitative and quantitative analysis, assessing the merits and risks of an investment opportunity as well as the capability and experience of the Investment Fund Manager. The Investment Manager will engage with the lead private equity firm to assess the risks of the business, the value creation thesis, financial performance, and market position. The Investment Manager typically will meet with management of the target operating company, review due diligence reports prepared on the target operating company, analyze the capital structure and the valuation of the target operating company, conduct financial modeling under various investment cases, and consider the exit strategies for the target company and the terms of the proposed investment.

While the summary above provides an overall framework of diligence processes anticipated to be used by the Investment Manager, it is not intended to be prescriptive or restrictive to the Investment Manager’s investment work, as flexibility of approach is required. In particular, it should be noted that due diligence is necessarily and deliberately tailored to each investment and may differ across regions and in different situations, based on the experience and judgment of the investment professionals concerned.

After making an investment, and as part of its ongoing monitoring process, the Investment Manager will seek to (i) track operating information and other information regarding the investment; (ii) participate in periodic conference calls with Investment Fund Managers and conduct onsite visits where appropriate; (iii) review audited and unaudited reports relating to the investment; and (iv) monitor turnover in senior Investment Fund Manager personnel and changes in investment and operational policies and guidelines. In performing some of its due diligence activities, the Investment Manager will be required to rely on the Investment Fund Managers. No assurance can be given that all performance and other data sought by the

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Investment Manager will be accurate or will be provided on a timely basis or in the manner requested.

The Investment Manager uses its private equity investment experience through various economic cycles and in different regional markets to inform its diversification strategies, thematic investment strategies, and due diligence process, and to seek to produce attractive risk-adjusted returns. The Investment Manager utilizes its due diligence and monitoring processes in assessing the past performance and future potential of investments.

Portfolio Construction

The Investment Manager manages the Master Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level and maximizing capital appreciation. Accordingly, the Investment Manager may make investments and commitments based, in part, on anticipated future distributions from investments. The Investment Manager also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Units by Investors and any distributions made to Investors.

The Investment Manager intends to use a range of techniques to reduce the risk associated with the Master Fund’s investment strategy. From time to time, these techniques may include, without limitation: (i) diversifying commitments across several geographies and vintage years; (ii) allocating capital among primary investments, secondary investments, and co-investment opportunities; (iii) actively managing cash and liquid assets; (iv) actively monitoring cash flows; (v) seeking to establish a credit line to provide liquidity to satisfy tender requests and capital call obligations, consistent with the limitations and requirements of the 1940 Act; (vi) seeking to invest in ETFs, cash, and short-term securities to provide liquidity to satisfy tender requests and capital calls, consistent with the limitations and requirements of the 1940 Act; and (vii) seeking the use of derivative instruments, primarily equity options and swaps, for hedging purposes to help protect the value of its ETF investments.

The Master Fund expects that a portion of its holdings will consist of liquid assets for purposes of liquidity management. To enhance the Master Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by investors, the Investment Manager may sell certain of the Master Fund’s assets.

The Investment Manager will seek to allocate Master Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation depends on the Investment Manager’s assessment of the potential risks and returns of various investment strategies that the Investment Funds utilize as well as expected cash flows of such strategies. The Investment Manager generally seeks to invest the Master Fund’s assets in Investment Funds whose expected risk-adjusted returns are deemed attractive.

The Master Fund is a “non-diversified” fund under the 1940 Act. See “Types of Investments and Related Risk Factors—Non-Diversified Status.” The Investment Manager believes, however, that the Master Fund should generally maintain a portfolio of Investment Funds varied by underlying investment strategies, vintage year, geography, and financing stage to diminish the

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impact on the Master Fund of any one Investment Fund’s losses or poor returns. There is no guarantee that the Master Fund will be able to avoid substantial losses as a result of poor returns with regards to any Investment Funds.

The Investment Manager will seek to limit the Master Fund’s investment in any one Investment Fund or co-investment to no more than 25% of the Master Fund’s gross assets (measured at the time of investment). Where only voting securities may be available for purchase by the Master Fund, the Master Fund may seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

The Investment Funds generally are not subject to the Master Fund’s investment restrictions and are generally subject to few investment limitations, including investment limitations under the 1940 Act or the IRC. While the 1940 Act applies to the Master Fund, the Investment Funds are not subject to the 1940 Act.

There can be no assurance that the Master Fund’s investment program will be successful, that the objectives of the Master Fund with respect to liquidity management will be achieved or that the Master Fund’s portfolio design and risk management strategies will be successful. Prospective Investors should refer to the discussion of the risks associated with the investment strategy and structure of the Master Fund found under “Types of Investments and Related Risk Factors.”

Types of Investments and Related Risk Factors (unaudited)

General Risks

Investing in the Master Fund involves risks, including those associated with investments made by the Investment Funds in which the Master Fund invests. References in this section to the “Master Fund” also include the Subsidiaries, which shares the same risks as the Master Fund.

Investment Risk. All investments risk the loss of capital. The value of the Master Fund’s total net assets should be expected to fluctuate. To the extent that the Master Fund’s portfolio (which, for this purpose, means the aggregate investments held by the Master Fund) is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Master Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Master Fund involves a high degree of risk, including the risk that the Investor’s entire investment may be lost. No assurance can be given that the Master Fund’s investment objective will be achieved. The Master Fund’s performance depends upon the Investment Manager’s selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds’ investment activities involve the risks associated with private equity investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, labor strikes, war, terrorism, cyberterrorism, major or prolonged power outages or network interruptions, earthquakes, hurricanes, floods, fires, epidemics or pandemics and other factors which are beyond the control of the Master Fund or the Investment Funds. Although the Investment Manager will attempt to moderate these risks, no assurance can be given that (i) the Investment Funds’ investment programs, investment strategies and investment decisions will be successful; (ii) the Investment Funds will achieve their return expectations; (iii) the Investment Funds will achieve any return of capital invested; (iv) the Master Fund’s investment activities will be successful; or (v) Investors will not suffer losses from an investment in the Master Fund.

All investments made by the Investment Funds risk the loss of capital. The Investment Funds’ results may vary substantially over time.

Investment Discretion; Dependence on the Investment Manager. The Investment Manager has complete discretion to select the Investments Funds as opportunities arise. The Master Fund, and, accordingly, Investors, must rely upon the ability of the Investment Manager to identify and implement investments for the Master Fund consistent with the Master Fund’s investment objective and consistent with prospectus disclosure. Investors will not receive or otherwise be privy to due diligence or risk information prepared by or for the Investment Manager in respect of the Master Fund investments. The Investment Manager has the authority and responsibility for portfolio construction, the selection of Master Fund investments and all other investment decisions for the Master Fund. The success of the Master Fund depends upon the ability of the

Types of Investments and Related Risk Factors (continued)

Investment Manager to develop and implement investment strategies that achieve the investment objective of the Master Fund. Investors will have no right or power to participate in the management or control of the Master Fund or the Master Fund investments, or the terms of any such investments. There can be no assurance that the Investment Manager will be able to select or implement successful strategies or achieve their respective investment objectives. The Master Fund is organized to provide Investors access to a multi-strategy investment program and not an indirect way for Investors to gain access to any particular Investment Fund.

Master-Feeder Structure. The Master Fund and AMG Pantheon Fund, LLC (the “Feeder Fund”) are part of a “master-feeder” structure. The Feeder Fund invests substantially all of its assets in the Master Fund. The Master Fund may accept investments from other investors, including other investment vehicles that are managed or sponsored by the Investment Manager or AMG Funds LLC (the “Administrator”), or an affiliate thereof, which may or may not be registered under the 1940 Act and which may be established in jurisdictions outside of the U.S.

Substantial repurchase requests by investors of the Master Fund in a concentrated period of time could require the Master Fund to raise cash by liquidating certain of its investments more rapidly than might otherwise be desirable. This may limit the ability of the Investment Manager to successfully implement the investment program of the Master Fund and could have a material adverse impact on the Master Fund. Moreover, regardless of the time period over which substantial repurchase requests are fulfilled, the resulting reduction in the Master Fund’s asset base could make it more difficult for the Master Fund to generate profits or recover losses. Investors will not receive notification of such repurchase requests and, therefore, may not have the opportunity to redeem their Units prior to or at the same time as the investors of the Master Fund that are requesting to have their Units repurchased.

Limitations on Transfer; Units Not Listed; No Market for Units. The transferability of Units is subject to certain restrictions contained in the limited liability company agreement of the Master Fund (the “LLC Agreement”). Units are not traded on any securities exchange or other market. No secondary market currently exists for Units. Although the Investment Manager and the Master Fund expect to recommend to the Master Fund’s Board of Directors (the “Board”) that the Master Fund offer to repurchase 5% of the Units on a quarterly basis, no assurances can be given that the Master Fund will do so and any particular recommendation may exceed such percentage. Consequently, Units should only be acquired by Investors able to commit their funds for an indefinite period of time.

Closed-End Fund; Liquidity Risks. The Master Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An Investor should not invest in the Master Fund if the Investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their units on a daily basis at a price based on net asset value. Units in the Master Fund are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Master Fund may offer to repurchase Units from time to time, an Investor may not be able to tender its Units in the Master Fund for a substantial period of time.

Types of Investments and Related Risk Factors (continued)

Repurchase Risks. To provide liquidity to Investors, the Master Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. With respect to any future repurchase offer, Investors tendering Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 75 days prior to the date that the Units to be repurchased are valued by the Master Fund (the “Valuation Date”). Investors that elect to tender any Units for repurchase will not know the price at which such Units will be repurchased until the Master Fund’s net asset value as of the Valuation Date is able to be determined.

The Master Fund may be limited in its ability to liquidate its holdings in Investment Funds to meet repurchase requests. Repurchase offers principally will be funded by cash and cash equivalents, as well as by the sale of certain liquid securities. Accordingly, the Master Fund may tender fewer Units than Investors may wish to sell, resulting in the proration of Investor repurchases, or the Master Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Investment Funds and is not able to do so in a timely manner.

Substantial requests for the Feeder Fund to repurchase Units could require the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases and could cause the Investment Manager to sell investments at different times than similar investments are sold by other investment vehicles advised by the Investment Manager. This could have a material adverse effect on the value of the Units and the performance of the Master Fund. In addition, substantial repurchases of Units may decrease the Master Fund’s total assets and accordingly may increase its expenses as a percentage of average net assets. If a repurchase offer is oversubscribed by Investors who tender Units, the Master Fund may extend the repurchase offer, repurchase a pro rata portion of the Units tendered, or take any other action permitted by applicable law. Under unusual market conditions, the Investment Manager and the Administrator anticipate that they may not recommend to the Board that the Master Fund conduct a repurchase offer in any particular quarter if the Master Fund’s repurchase offers in the two immediately preceding quarters were oversubscribed by a substantial amount in the opinion of the Investment Manager and the Administrator. If a repurchase offer is oversubscribed, or if the Master Fund does not conduct a repurchase offer in any particular quarter, investors will have to wait until the next repurchase offer to make another repurchase request. As a result, investors may be unable to liquidate all or a given percentage of their investment in the Master Fund during a particular quarter.

Distributions In-Kind. The Master Fund generally expects to distribute to the holder of Units that are repurchased cash or a debt obligation, which may or may not be certificated, and which would entitle such holder to the payment of cash in satisfaction of such repurchase. However, there can be no assurance that the Master Fund will have sufficient cash to pay for Units that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Units. The Master Fund has the right to distribute securities as payment for repurchased Units in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Master Fund. For example, it is possible that the Master Fund may receive securities from an Investment Fund that are illiquid or difficult to value. In such circumstances, the Investment Manager would seek to dispose of these securities in a manner

Types of Investments and Related Risk Factors (continued)

that is in the best interests of the Master Fund, which may include a distribution in-kind to the Master Fund’s Investors. In the event that the Master Fund makes a distribution of such securities, Investors will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Exchange-Traded Funds. To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes. ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs in which the Master Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular equity index.

The risks of investment in an ETF typically reflect the risks of the types of instruments in which the ETF invests. When the Master Fund invests in ETFs, Investors of the Master Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Master Fund’s fees and expenses. As a result, an investment by the Master Fund in an ETF could cause the Master Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

The risks of ETFs designed to track equity indexes may include passive strategy risk (the ETF may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry, market sector, country, or currency, which could cause returns to be lower or higher than if an active strategy were used), non-correlation risk (the ETF’s return may not match the returns of the relevant index), equity securities risk (the value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions, and/or economic conditions), market trading risks (the ETF faces market trading risks, including losses from trading in secondary markets and disruption in the creation/redemption process of the ETF), and concentration risk (to the extent the ETF or underlying index’s portfolio is concentrated in the securities of a particular geography or market segment, the ETF may be adversely affected by the performance of that market, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political, or regulatory occurrences affecting that market). The market value of ETF shares may differ from their net asset value per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its net asset value.

The provisions of the 1940 Act may impose certain limitations on the Master Fund’s investments in other investment companies, including ETFs. In particular, the 1940 Act, subject to certain exceptions, generally limits a fund’s investments in ETFs to no more than (i) 3% of the total outstanding voting stock of any one ETF, (ii) 5% of the fund’s total assets with respect to any one ETF, and (iii) 10% of the fund’s total assets with respect to ETFs or other investment companies in the aggregate (the “Limitation”). Pursuant to rules adopted by the SEC, the Master

Types of Investments and Related Risk Factors (continued)

Fund may invest in excess of the Limitation if the Master Fund and the investment company in which the Master Fund would like to invest comply with certain conditions, including limits on control and voting, required evaluations and findings, required fund investment agreements and limits on complex fund of funds structures. Certain of these conditions do not apply if the Master Fund is investing in shares issued by affiliated funds. In addition, the Master Fund may invest in shares issued by money market funds, including certain unregistered money market funds, in excess of the Limitation.

The Master Fund’s purchase of shares of ETFs may result in the payment by a shareholder of duplicative management fees. The Investment Manager will consider such fees in determining whether to invest in other mutual funds. The return on the Master Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies.

Wholly-Owned Subsidiaries Risk. By investing in the Subsidiaries, the Master Fund is indirectly exposed to the risks associated with each Subsidiary’s investments, which are the same risks associated with the Master Fund’s investments. Neither Subsidiary is registered under the 1940 Act, but each Subsidiary will comply with certain sections of the 1940 Act (e.g., it will enter into an investment management agreement with the Investment Manager that contains the provisions required by Section 15(a) of the 1940 Act (including the requirement of annual renewal), will have an eligible custodian or otherwise meet the criteria of Section 17(f) of the 1940 Act, and, together with the Master Fund on a consolidated basis, will comply with the provisions of Section 8 of the 1940 Act relating to fundamental investment policies, Section 17 relating to affiliated transactions and fidelity bond requirements, Section 18 relating to capital structure and leverage, and Section 31 regarding books and records) and be subject to the same policies and restrictions as the Master Fund as they relate to the investment portfolio. The Master Fund wholly owns and controls each Subsidiary, which, like the Master Fund, is managed by the Investment Manager, making it unlikely that a Subsidiary will take action contrary to the interests of the Master Fund and its members. In managing a Subsidiary’s investment portfolio, the Investment Manager will manage the Subsidiary’s portfolio in accordance with the Master Fund’s investment policies and restrictions. There can be no assurance that a Subsidiary’s investment objective will be achieved. Changes in the laws of the United States and/or the State of Delaware, under which the Master Fund and the Subsidiaries, respectively, are organized, could result in the inability of the Master Fund and/or a Subsidiary to operate as described in this report and could adversely affect the Master Fund and its members.

Borrowing. The Master Fund may borrow money in connection with its investment activities—i.e., the Master Fund may utilize leverage. The Master Fund may borrow money through a credit facility or other arrangements to satisfy repurchase requests from Fund Investors, to pay operating expenses, to fund capital commitments to Investment Funds, and to otherwise provide temporary liquidity. The Master Fund may also borrow money through a credit facility to manage timing issues in connection with the acquisition of its investments, such as providing the Master Fund with temporary liquidity to fund investments in Investment Funds in advance of the Master Fund’s receipt of distributions from another Investment Fund. The Master Fund has entered into a credit facility for such purposes. The Master Fund may be required to maintain minimum

Types of Investments and Related Risk Factors (continued)

average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or not renew any credit facility. If the Master Fund is unable to access additional credit, it may be forced to sell investments in Investment Funds at inopportune times, which may further depress returns. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that the value of the Master Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. The 1940 Act also generally restricts the Master Fund from declaring cash distributions on, or repurchasing, shares unless senior securities representing indebtedness have an asset coverage of not less than 300% after giving effect to such distribution or repurchase.

The Master Fund may be required to pay commitment fees and other costs of borrowings under the terms of a credit facility. Moreover, interest on borrowings will be an expense of the Master Fund. With the use of borrowings, there is a risk that the interest rates paid by the Master Fund on the amount it borrows will be higher than the return on the Master Fund’s investments. Such additional costs and expenses may affect the operating results of the Master Fund. If the Master Fund cannot generate sufficient cash flow from investments, it may need to refinance all or a portion of indebtedness on or before maturity. Additionally, uncertainty in the debt and equity markets may negatively impact the Master Fund’s ability to access financing on favorable terms or at all. The inability to obtain additional financing could have a material adverse effect on the Master Fund’s operations and on its ability to meet its debt obligations. If it is unable to refinance any of its indebtedness on commercially reasonable terms or at all, the Master Fund’s returns may be harmed.

Hedging. Subject to the limitations and restrictions of the 1940 Act, the Master Fund may use derivative transactions, primarily equity options and swaps (and, to a lesser extent, futures and forwards contracts) for hedging purposes. Derivatives transactions present risks arising from the use of leverage (which increases the magnitude of losses), volatility, non-correlation with underlying assets, mispricing, improper valuation, the possibility of default by a counterparty or clearing member and clearing house through which a derivative position is held, and illiquidity. Use of options and swaps transactions for hedging purposes by the Master Fund could present significant risks, including the risk of losses in excess of the amounts invested.

Options. There are various risks associated with transactions in options. The value of options will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The Master Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. There can be no assurance that a liquid market will exist when the Master Fund seeks to close out an option position. If no liquid offset market exists, the Master Fund might not be able to effect an offsetting transaction in a particular option. If the Master Fund were unable to close out an option that it had purchased on

Types of Investments and Related Risk Factors (continued)

a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Master Fund forgoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Master Fund forgoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the index decline. If the Master Fund writes a call option and does not hold the underlying security or instrument, the amount of the Investment Fund’s potential loss is theoretically unlimited. Stock or index options that may be purchased or sold by the Master Fund may include options not traded on a securities exchange. The risk of nonperformance by the Master Fund’s counterparty to such bilateral options may be greater and the ease with which the Master Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange-traded option.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index. Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. The Master Fund’s use of swaps could create significant investment leverage.

Futures and Forwards. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Master Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Master Fund from achieving the intended hedging effect or expose the Master Fund to the risk of loss.

Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward trading is substantially unregulated; there is no

Types of Investments and Related Risk Factors (continued)

limitation on daily price movements and speculative position limits are not applicable. Disruptions can occur in any market traded by the Master Fund due to unusually high trading volume, political intervention, or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Master Fund would otherwise recommend, to the possible detriment of the Master Fund. Market illiquidity or disruption could result in major losses to the Master Fund. In addition, the Master Fund will be exposed to credit risks with regard to counterparties with whom the Master Fund trade as well as risks relating to settlement or other default by its counterparties. Such risks could result in substantial losses to the Master Fund.

Legal and Regulatory Risks. Recent legal and regulatory changes, and additional legal and regulatory changes that could occur during the term of the Master Fund, may substantially affect private equity funds and such changes may adversely impact the performance of the Master Fund. The regulation of the U.S. and non-U.S. securities, derivatives and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Such market regulations may increase the costs of the Master Fund’s investments, may limit the availability or liquidity of certain investments, or may otherwise adversely affect the value or performance of the Master Fund’s investments. Any such developments could impair the effectiveness of the Master Fund’s investments and cause the Master Fund to lose value. Counterparty risk with respect to derivatives and certain other transactions has also been impacted by rules and regulations affecting such markets. For example, the Master Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, in the event of an insolvency of its counterparties (or their affiliates) could be stayed or eliminated under new special resolution regimes adopted in the United States and various other jurisdictions.

Greater regulatory scrutiny may increase the Master Fund’s and the Investment Manager’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Master Fund and the Investment Manager, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

With the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), there have been extensive rulemaking and regulatory changes that affect private fund managers, the funds that they manage, the instruments in which funds invest (such as derivatives), and the financial industry as a whole. The Dodd-Frank Act, among other things, grants regulatory authorities broad rulemaking authority to implement various provisions of the Act. The full impact of the Dodd-Frank Act, and of follow-on regulation, is impossible to predict. There can be no assurance that current or future regulatory actions authorized by the Dodd-Frank Act will not have a material adverse effect on the Master Fund and the Investment Funds, significantly reduce the profitability of the Master Fund, or impair the ability of the Master Fund and the Investment Funds to achieve their investment objectives. The implementation of the Dodd-Frank Act also could adversely affect the Master Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Master Fund’s and the Investment Manager’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Master Fund and the Investment

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Manager, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

The SEC recently adopted new Rule 18f-4 under the 1940 Act governing the classification and use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. If a fund meets certain specified conditions, Rule 18f-4 permits a fund to enter into an unfunded commitment agreement without treating it as a senior security subject to otherwise applicable restrictions under the 1940 Act. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Compliance with Rule 18f-4 will not be required until approximately August 2022. As the Master Fund comes into compliance, the approach to asset segregation and coverage requirements above will be impacted.

Substantial Fees and Expenses. An Investor in the Master Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Master Fund, could invest directly in the Investment Funds. In addition, by investing in the Investment Funds through the Master Fund, an Investor in the Master Fund will bear a portion of the management fee and other expenses of the Master Fund. An Investor in the Master Fund will also indirectly bear a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Master Fund as an investor in the Investment Funds. In addition, to the extent that the Master Fund invests in an Investment Fund that is itself a “fund of funds,” the Master Fund will bear a second layer of fees. Each Investment Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Master Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Master Fund, even if the Master Fund’s overall returns are negative. The operating expenses of an Investment Fund may include, but are not limited to, organizational and offering expenses; the cost of investments; administrative, legal and internal and external accounting fees; and extraordinary or non-recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Master Fund.

Investments in Non-Voting Stock; Inability to Vote. The Master Fund may hold its interests in the Investment Funds in non-voting form in order to avoid becoming (i) an “affiliated person” of any Investment Fund within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. Where only voting securities are available for purchase, the Master Fund may seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment. The Master Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. The Master Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Master Fund contractually forgoes the right

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to vote Investment Fund securities, the Master Fund will not be able to vote on matters that may be adverse to the Master Fund’s interests. As a result, the Master Fund’s influence on an Investment Fund could be diminished, which may consequently adversely affect the Master Fund and its Investors. Any such waiver arrangement should benefit the Master Fund, as it will enable the Master Fund to acquire more interests of an Investment Fund that the Investment Manager believes is desirable than the Master Fund would be able to if it were deemed to be an “affiliate” of the Investment Fund within the meaning of the 1940 Act.

Non-Diversified Status. The Master Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Master Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. The Master Fund will not, however, invest more than 25% of its gross assets (measured at the time of investment) in any one Investment Fund.

Dilution from Subsequent Offering of Units. The Master Fund generally accepts additional investments in Units as determined by the Board, in its sole discretion. Such additional investments in the Master Fund may dilute the indirect interests of existing investors of the Master Fund in the Investment Funds made prior to such purchases, which could have an adverse impact on the Units of the existing investors of the Master Fund if subsequent Investment Funds underperform the prior investments in the Investment Funds.

Valuations Subject to Adjustment. The valuations reported by the Investment Funds based upon which the Master Fund determines its month-end net asset value may be subject to later adjustment or revision. For example, net asset value calculations may be revised as a result of fiscal year-end audits or other conditions that impact the Investment Funds’ investments but that are unknown to the Investment Manager at the time of the Master Fund’s valuation estimate. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Master Fund received by Investors who had their Units repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Master Fund to adjust or recoup the repurchase proceeds received by Investors under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Investment Funds, direct private equity investments, or the Master Fund adversely affect the Master Fund’s net asset value, the outstanding Units may be adversely affected by prior repurchases to the benefit of Investors who had their Units repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Units and to the detriment of Investors who previously had their Units repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Units. New Investors may be affected in a similar way.

Reporting Requirements. Investors who beneficially own Units that constitute more than 5% or 10% of the Units may be subject to certain requirements under the Securities Exchange Act of

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1934, as amended (the “Exchange Act”), and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Master Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made. Investors who may be subject to such requirements should consult with their legal advisors.

Limited Operating History of Master Fund Investments. Many of the Investment Funds may have limited operating histories and the information the Master Fund will obtain about such investments may be limited. As such, the ability of the Investment Manager to evaluate past performance or to validate the investment strategies of such Investment Funds will be limited. Moreover, even to the extent an Investment Fund has a longer operating history, the past investment performance of any of the Master Fund investments should not be construed as an indication of the future results of such investments or the Master Fund, particularly as the investment professionals responsible for the performance of such Investment Funds may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Investment Manager relies upon information provided to it by the Investment Fund that is not, and cannot be, independently verified.

Nature of Portfolio Companies. The Master Fund may make co-investments in, and the Investment Funds will make direct and indirect investments in, various companies, ventures, and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Master Fund investments may also include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Co-Investment Vehicles. The Master Fund may invest indirectly in Portfolio Companies with third party co-investors by means of co-investment vehicles formed to facilitate such investments (“Co-Investment Vehicles”). It is anticipated that Co-Investment Vehicles will be formed and managed by third-party fund managers and that neither the Investment Manager nor the Master Fund will be able to exercise day to day control over the Co-Investment Vehicles. The realization of Portfolio Company investments made as co-investments may take longer than would the realization of investments under the sole control of the Investment Manager or the Master Fund because the co-investors may require an exit procedure requiring notification of the other co-investors and possibly giving the other co-investors a right of first refusal or a right to initiate a buy-sell procedure (i.e., one party specifying the terms upon which it is prepared to purchase the other party’s or parties’ participation in the investment and the non-initiating party or parties having the option of either buying the initiating party’s participation or selling its or their participation in the investment on the specified terms).

Co-Investment Vehicles may involve risks in connection with such third-party involvement, including the possibility that a third-party may have financial difficulties, resulting in a negative

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impact on such investment, or that the Master Fund may in certain circumstances be held liable for the actions of such third-party co-investor. Third-party co-investors may also have economic or business interests or goals which are inconsistent with those of the Master Fund, or may be in a position to take or block action in a manner contrary to the Master Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to the Co-Investment Vehicles, including incentive compensation arrangements, and the interests of such third parties may not be aligned with the interests of the Master Fund.

With respect to Co-Investment Vehicles, the Master Fund will be highly dependent upon the capabilities of the private equity fund managers alongside whom the investment is made. The Master Fund may indirectly make binding commitments to Co-Investment Vehicles without an ability to participate in their management and control and with no or limited ability to transfer its interests in such Co-Investment Vehicles. In some cases, the Master Fund will be obligated to fund its entire investment for a Co-Investment Vehicle up front, and in other cases the Master Fund will make commitments to fund from time to time as called by the managers of the underlying Co-Investment Vehicles. Neither the Investment Manager nor the Master Fund will have control over the timing of capital calls or distributions received from Co-Investment Vehicles, or over investment decisions made by such Co-Investment Vehicles. Through Co-Investment Vehicles and co-investments, the Master Fund also generally will not have control over any of the underlying Portfolio Companies and will not be able to direct the policies or management decisions of such Portfolio Companies. Thus, the returns to the Master Fund from any such investments will be dependent upon the performance of the particular Portfolio Company and its management and the Master Fund will not be able to direct the policies or management decisions of such Portfolio Companies.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in a private business (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity to obtain the required financing.

Venture Capital. An Investment Fund may invest in venture capital. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial

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losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

Debt Securities. An Investment Fund may invest bonds or other debt securities. The value of a debt security may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of fixed income securities to decrease, may adversely impact the liquidity of fixed income securities, and increase the volatility of fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by an Investment Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

Credit Risk. An issuer of bonds or other debt securities may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. Actual or perceived changes in a company’s financial health will affect the valuation of its debt securities. Bonds or debt securities rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

Interest Rate Risk. Changes in interest rates can impact bond and debt security prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. Interest rate risk is generally higher for investments with longer maturities or durations. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a particular bond, debt security or portfolio, and is used to evaluate such bond’s, debt security’s or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of one year would be expected to fall approximately 1% and a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by one percentage point, the share price of a fund with an average duration of one year would be expected to rise approximately 1% and the share price of a fund with an average duration of five years would be expected to rise by about 5%. During periods of increasing interest rates, an Investment Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would

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otherwise not do so, and at unfavorable prices, which could reduce the returns of the Master Fund.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Master Fund’s assets or distributions may decline. This risk is more prevalent with respect to debt securities held by the Master Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Master Fund’s investments may not keep pace with inflation, which may result in losses to investors or adversely affect the real value of shareholders’ investments in the Master Fund. Investors’ expectation of future inflation can also impact the current value of portfolio investments, resulting in lower asset values and potential losses. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.

Defaulted Debt Securities and Other Securities of Distressed Companies. The Investment Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds) or investments in securities of distressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Mezzanine Investments. An Investment Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined

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through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Real Estate Investments. The Master Fund may be exposed to real estate risk through its allocation to real estate investments. The residential housing sector in the United States came under considerable pressure for a prolonged period beginning in 2007 and home prices nationwide were down significantly on average. In addition, the commercial real estate sector in the United States was under pressure with prices down significantly on average. Residential and commercial mortgage delinquencies and foreclosures increased over this time period, which led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities. Accordingly, the instability in the credit markets adversely affected, and could adversely affect in the future, the price at which real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also adversely affected, and could adversely affect in the future, the broader economy, which in turn adversely affected, and could adversely affect in the future, the real estate markets. Such developments could, in turn, reduce returns from real estate funds or reduce the number of real estate funds brought to market during the investment period, thereby reducing the Master Fund’s investment opportunities.

Real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the events described above). Some real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, real estate funds may also be affected by tax and regulatory requirements impacting the real estate fund’s ability to qualify for preferential tax treatments or exemptions. The Master Fund is not currently allocating capital to real estate investments but reserves the right to hold such investments in the future.

Small- and Medium-Capitalization Companies. Some Investment Funds may invest a portion of their assets in Portfolio Companies with small- to medium-sized market capitalizations. While such investments may provide significant potential for appreciation, they may also involve higher risks than do investments in securities of larger companies. For example, the risk of bankruptcy or insolvency is higher than for larger, “blue-chip” companies.

Geographic Concentration Risks. An Investment Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such

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an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.

Foreign Investments. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Master Fund and/or an Investment Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Master Fund and/or an Investment Fund in respect of its foreign securities will reduce the Master Fund’s yield.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Investment Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit an Investment Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Investment Funds will satisfy applicable foreign reporting requirements at all times.

In addition, the tax laws of some foreign jurisdictions in which an Investment Fund may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), an Investment Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce an Investment Fund’s net asset value at the time accrued, even though, in some cases, the Investment Fund ultimately will not pay the related tax liabilities. Conversely, an Investment Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.

Emerging Markets. Some Investment Funds may invest in Portfolio Companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and

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less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Sector Concentration. The 1940 Act requires the Master Fund to state the extent, if any, to which it concentrates investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that, in general, investments of more than 25% of a fund’s assets in an industry constitutes concentration. The Master Fund or an Investment Fund may concentrate its investments in specific industry sectors, which means each may invest more than 25% of its assets in a specific industry sector. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Utilities and Energy Sectors. Energy companies may be significantly affected by outdated technology, short product cycles, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies may also be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. The Master Fund may invest a significant portion of its assets in private infrastructure fund investments and co-investments, which may include investments with a focus on the utilities and energy sectors, thereby exposing the Master Fund to risks associated with these sectors. Additionally, an Investment Fund may invest in Portfolio Companies in the utilities and energy sectors, exposing the Investment Fund, and thereby the Master Fund, to risks associated with these sectors. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising.

Transportation Sector. Transportation infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, the effects of economic slowdowns, adverse changes in fuel prices, labor relations, insurance costs, government regulations, political changes, and other factors. The Master Fund may invest a significant portion of its assets in private infrastructure fund investments and co-investments, which may include investments with a focus on the transportation sector, thereby exposing the Master Fund to risks associated with this sector. Additionally, an Investment Fund may invest in Portfolio Companies in the transportation sector, exposing the Investment Fund, and thereby the Master Fund, to risks associated with this sector.

Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they

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can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates.

Natural Resources Sector. Investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. If the Master Fund has significant exposure to natural resource companies, there is the risk that the Master Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in natural resource areas) and political events (such as coups, military confrontations, or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Precious Metals Sector. Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. The price of precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, precious metals sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments.

Currency Risk. Investment Funds may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Master Fund investments are denominated against the U.S. dollar may result in a decrease in the Master Fund’s net asset value. Forward currency contracts and options may be utilized on behalf of the Master Fund by Investment Funds to hedge against currency fluctuations, but Investment Funds are not required to hedge and there can be no assurance that such hedging transactions, even if undertaken, will be effective. Accordingly, the performance of the Master Fund could be adversely affected by such currency fluctuations.

Risks Relating to Accounting, Auditing and Financial Reporting, etc. The Master Fund and certain of the Investment Funds may invest in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Master Fund and the Investment Funds may be incomplete, inaccurate and/or significantly delayed. The Master Fund and the Investment Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio

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Companies, which may ultimately have an adverse impact on the net asset value of the Master Fund.

Valuation of the Master Fund’s Interests in Investment Funds. A large percentage of the securities in which the Master Fund invests will not have a readily determinable market price and will be fair valued by the Master Fund based on procedures approved by the Board. The valuation of the Master Fund’s interests in Investment Funds is ordinarily determined monthly based in part on estimated valuations provided by Investment Fund Managers and also on valuation recommendations provided by the Investment Manager under the ultimate direction and approval of the Pricing Committee. The Administrator also assists the Pricing Committee in carrying out its duty to approve fair value determinations of the Master Fund’s investments. Like the Master Fund’s investments, a large percentage of the securities in which the Investment Funds invest will not have a readily determinable market price and will be valued periodically by the Investment Fund. In this regard, an Investment Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Investment Fund Manager’s compensation or its ability to raise additional funds in the future. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Fund, the accuracy of the valuations provided by the Investment Funds, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds’ policies and procedures and systems will not change without notice to the Master Fund. As a result, valuations of the securities may be subjective and could subsequently prove to have been wrong, potentially by significant amounts.

Securities valuation and pricing services policies and procedures adopted by the Board (the “Valuation Procedures”) provide that valuations for Investment Funds will be determined based in part on estimated valuations provided by Investment Fund Managers and also on valuation recommendations provided by the Investment Manager pursuant to a valuation methodology that incorporates general private equity pricing principles and, for certain securities, may also incorporate a proprietary valuation model with a fundamental overlay, under the ultimate direction and approval of the Pricing Committee. The Investment Manager seeks to maintain accurate Investment Fund valuations by undertaking a detailed assessment of an Investment Fund’s valuation procedures prior to investing in the Investment Fund. Based on the methodology, the Investment Manager may recommend that the Pricing Committee adjust an Investment Fund’s periodic valuation, as appropriate. The Master Fund runs the risk that the Investment Manager’s valuation techniques will fail to produce the desired results. Any imperfections, errors, or limitations in any model that is used could affect the ability of the Master Fund to accurately value Investment Fund assets. By necessity, models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include all knowable information or the most recent information about a company, security, or market factor. In addition, the Investment Manager may face conflicts of interest in assisting with the valuation of the Master Fund’s investments, as the value of the Master Fund’s investments will affect the Investment Manager’s compensation. Moreover, Investment Fund Managers typically provide estimated valuations on a quarterly basis whereas the Investment Manager will consider valuations on an ongoing basis and will recommend valuations on a monthly basis. While any model that may be used would be designed to assist in confirming or

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adjusting valuation recommendations, the Investment Manager generally will not have sufficient information in order to be able to confirm with certainty the accuracy of valuations provided by an Investment Fund until the Master Fund receives the Investment Funds’ audited annual financial statements.

An Investment Fund’s information could be inaccurate due to fraudulent activity, misevaluation, or inadvertent error. In any case, the Master Fund may not uncover errors for a significant period of time, if ever. Even if the Investment Manager elects to cause the Master Fund to sell its interests in such an Investment Fund, the Master Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Investment Fund’s valuations of such interests could remain subject to such fraud or error, and the Pricing Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Investors should be aware that situations involving uncertainties as to the valuations by Investment Funds could have a material adverse effect on the Master Fund if judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Master Fund.

Indemnification of Investment Funds, Investment Fund Managers and Others. The Master Fund may agree to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds. If the Master Fund were required to make payments (or return distributions) in respect of any such indemnity, the Master Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Termination of the Master Fund’s Interest in an Investment Fund. An Investment Fund may, among other things, terminate the Master Fund’s interest in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Master Fund fails to satisfy any capital call by that Investment Fund or if the continued participation of the Master Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets.

General Risks of Secondary Investments. The overall performance of the Master Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Master Fund may not be able to carve out from such purchases those investments that the Investment Manager considers (for commercial, tax, legal or other reasons) less attractive. Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund will generally not have the ability to modify or amend such Investment Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

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Contingent Liabilities Associated with Secondary Investments. Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Investment Fund and, subsequently, that Investment Fund recalls any portion of such distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Investment Fund. While the Master Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Investment Fund, there can be no assurance that the Master Fund would have such right or prevail in any such claim. The Investment Manager does not anticipate that the Master Fund will accrue contingent liabilities with respect to secondary investments often, but each secondary investment bears the risk of being subject to contingent liabilities.

Risks Relating to Secondary Investments Involving Syndicates. The Master Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Master Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Commitment Strategy. The Master Fund anticipates that it will maintain a sizeable cash and/or liquid assets position in anticipation of funding capital calls. The Master Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by Investment Funds.

Holding a sizeable cash and/or liquid assets position may result in lower returns than if the Master Fund employed a more aggressive “over-commitment” strategy. However, an inadequate cash position presents other risks to the Master Fund, including the potential inability to fund capital contributions, to pay for repurchases of Units tendered by Investors or to meet expenses generally. Moreover, if the Master Fund defaults on its commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Investment Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Master Fund to pursue its investment program, (ii) force the Master Fund to borrow through a credit facility or other arrangements, (iii) indirectly cause the Master Fund, and, indirectly, the Investors to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Master Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Master Fund’s investments (including the devaluation of the Master Fund).

Registered Investment Companies. The Master Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Master Fund’s investment objective and permissible under the 1940 Act or made pursuant to an exemption under the 1940 Act. Under one provision of the 1940 Act, the Master Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Master Fund’s total assets would be invested in securities of other registered investment companies; (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Master Fund; or

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(iii) more than 5% of the Master Fund’s total assets would be invested in any one registered investment company. Pursuant to rules adopted by the SEC, the Master Fund may invest in excess of the above limitations if the Master Fund and the investment company in which the Master Fund would like to invest comply with certain conditions, including limits on control and voting, required evaluations and findings, required fund investment agreements and limits on complex fund of funds structures. Other provisions of the 1940 Act are less restrictive provided that the Master Fund is able to meet certain conditions. The above limitations do not apply to the acquisition of units of any registered investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another registered investment company.

The Master Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Master Fund.

Cash, Cash Equivalents, Investment Grade Bonds and Money Market Instruments. The Master Fund and Investment Funds may invest, including for defensive purposes, some or all of their respective assets in high quality fixed-income securities, money market instruments, money market mutual funds, and other short-term securities, or hold cash or cash equivalents in such amounts as the Investment Manager or Investment Fund Managers deem appropriate under the circumstances. In addition, the Master Fund or an Investment Fund may invest in these instruments pending allocation of its respective offering proceeds, and the Master Fund will retain cash or cash equivalents in sufficient amounts to satisfy capital calls from Investment Funds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose credit risks that result in issuer default.

Repurchase Agreements. The Master Fund and Investment Funds may enter into repurchase agreements, by which the Master Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price typically is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by a fund and afford the Master Fund the opportunity to earn a return on temporarily available cash. The Master Fund does not have percentage limitations on how much of its total assets may be invested in repurchase agreements. The Master Fund typically may also use repurchase agreements for cash management and temporary defensive purposes. The Master Fund may invest in a repurchase agreement that does not produce a positive return to the Master Fund if the Investment Fund Manager believes it is appropriate to do so under the circumstances (for example, to help protect the Master Fund’s uninvested cash against the risk

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of loss during periods of market turmoil). While in some cases the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Master Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Master Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Master Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.

In certain instances, the Master Fund may engage in repurchase agreement transactions that are novated to the Fixed Income Clearing Corporation (“FICC”). FICC acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, the Master Fund is exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by the FICC or the FICC sponsoring member through which the Master Fund acts in connection with such transactions.

Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Investment Funds, those Investment Funds would likely incur losses on their investments.

Access to Secondary Investments. The Master Fund is registered as an investment company under the 1940 Act and is subject to certain restrictions under the 1940 Act, and certain tax requirements, among other restrictions, that limit the Master Fund’s ability to make secondary investments, as compared to a fund that is not so registered. Such restrictions may prevent the Master Fund from participating in (or increasing its share of) certain favorable investment opportunities, or may lead to a lack of exposure to a certain type of investment for certain periods of time. The Master Fund’s intention to qualify and be eligible for treatment as a RIC under the IRC can limit its ability to acquire or continue to hold positions in secondary investments that would otherwise be consistent with its investment strategy. The Master Fund incurs additional expenses (compared to a fund that is not registered under the 1940 Act) in determining whether an investment is permissible under the 1940 Act and in structuring investments to comply with the 1940 Act, which reduces returns to investors in the Master Fund.

Market Disruption and Geopolitical Risk. The Master Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War,

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terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 pandemic, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of investments made by the Investment Funds.

The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19, or the efficacy or utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Master Fund, the financial markets, and the economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Investment Funds.

Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the Master Fund’s investments. The United Kingdom left the European Union (“EU”) (commonly known as “Brexit”) on January 31, 2020. An agreement between the United Kingdom and the EU governing their future trade relationship became effective January 1, 2021. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. Significant uncertainty remains in the market regarding the ramifications of

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the withdrawal of the United Kingdom from the EU and the arrangements that will apply to the United Kingdom’s relationship with the EU and other countries following its withdrawal; the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Moreover, other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Master Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Master Fund’s investments.

Unexpected political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has recently imposed tariffs on the other country’s products. In January 2020, the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. Events such as these and their impact on the Master Fund are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Master Fund) and their service providers (including the Investment Manager) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Master Fund, the Investment Funds, the Investment Manager, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Investors. For instance, cyber-attacks may interfere with the processing of Investor transactions, affect the Master Fund’s ability to calculate its NAV, cause the release of private Investor information or confidential Master Fund information, impede trading, cause reputational damage, and subject the Master Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Master Fund assets and transactions, Investor ownership of Units, and other data integral to the functioning of the Master Fund inaccessible or inaccurate or incomplete. The Master Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Master Fund and the Investors could be negatively impacted as a result. While the Investment Manager has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Master Fund relies on

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third-party service providers for many of its day-to-day operations, and is subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Master Fund from cyber-attack. The Investment Manager does not control the cyber security plans and systems put in place by third-party service providers and such third-party service providers may have limited indemnification obligations to the Investment Manager or the Master Fund. Similar types of cyber security risks also are present for the Investment Funds and other issuers of securities in which the Master Fund invests, which could result in material adverse consequences for such issuers, and may cause the investments of the Investment Funds to lose value.

Other Risks

Investing in the Master Fund involves risks other than those associated with investments made by the Investment Funds. Some of these risks are described below:

Incentive Allocation Arrangements. Each Investment Fund Manager may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a clawback. These performance incentives may create an incentive for the Investment Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Master Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions and may also be affected by the prevailing regulatory or political climate. The Master Fund will compete for attractive investments with other prospective Investors and there can be no assurance that the Investment Manager will be able to identify, gain access to, or complete attractive investments, that the investments which are ultimately made will satisfy all of the Master Fund’s objectives, or that the Master Fund will be able to fully invest its assets. Other investment vehicles managed or advised by the Investment Manager and its affiliates may seek investment opportunities similar to those the Master Fund may be seeking. Consistent with the Investment Manager’s allocation policies, the Investment Manager will allocate fairly between the Master Fund and such other investment vehicles any investment opportunities that may be appropriate for the Master Fund and such other investment vehicles. Similarly, identifying attractive investment opportunities for an Investment Fund is difficult and involves a high degree of uncertainty. Even if an Investment Fund Manager identifies an attractive investment opportunity, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

The Investment Manager may sell the Master Fund’s holdings of certain of its investments at different times than similar investments are sold by other investment vehicles advised by the Investment Manager, particularly if significant redemptions in the Master Fund occur, which could negatively impact the performance of the Master Fund.

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Inadequate Return. No assurance can be given that the returns on the Master Fund’s investments will be proportionate to the risk of investment in the Master Fund. Potential Investors should not commit money to the Master Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information. From time to time, the Master Fund or an Investment Fund or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Master Fund or an Investment Fund has invested or may invest. The possession of such information may limit the Master Fund’s or the Investment Fund’s ability to buy or sell securities of the issuer.

Recourse to the Master Fund’s Assets. The Master Fund’s assets are available to satisfy all liabilities and other obligations of the Master Fund. If the Master Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Master Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of Investors Based on Certain Detrimental Effects. The Master Fund may repurchase Units held by an Investor or other person acquiring Units from or through an Investor, if: (i) the Units have been transferred in violation of the LLC Agreement or have vested in any person by operation of law (i.e., the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Investor); (ii) any transferee does not meet any investor eligibility requirements established by the Master Fund from time to time; (iii) ownership of the Units by the Investor or other person likely will cause the Master Fund to be in violation of, or subject the Master Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iv) continued ownership of the Units by the Investor or other person may be harmful or injurious to the business or reputation of the Master Fund, the Investment Manager or the Administrator, or may subject the Master Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences; (v) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Units was not true when made or has ceased to be true; (vi) the Investor is subject to special laws or regulations, and the Master Fund determines that the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold the Units; (vii) the Investor’s investment balance falls below the amount the Board determines from time to time to be a minimum investment in the Master Fund or rises above the amount the Board determines from time to time to be a maximum investment in the Master Fund; or (viii) the Master Fund or the Board determines that the repurchase of the Units would be in the interest of the Master Fund. These provisions may, in effect, deprive an Investor in the Master Fund of an opportunity for a return that might be received by other Investors.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies. The Investment Manager expects that the Master Fund will participate in multiple investments. The Master Fund may, however, make investments in a limited number of the Investment Funds and/or co-investments and Investment Funds may make investments in a limited number of Portfolio Companies. In either instance, these limited numbers of investments

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may have a significant effect on the performance of the Master Fund. In addition, the Master Fund may invest a substantial portion of its assets in Investment Funds that follow a particular investment strategy. In such event, the Master Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Master Fund’s assets were invested more broadly among Investment Funds pursuing various investment strategies.

Master-Feeder Structure Risk. The Feeder Fund is a feeder fund that invests in the Master Fund and that subjects the Master Fund to risks related to the master-feeder structure. The Feeder Fund may own a large share of the Master Fund and could have significant voting power over the Master Fund. Also, a large-scale redemption by the investors in the Feeder Fund may increase the proportionate share of the costs of the Master Fund borne by the Investors of the Master Fund.

Tax Risks. Special tax risks are associated with an investment in the Master Fund. The Master Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the IRC. As such, the Master Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its income and net short-term gains in the form of deductible dividends.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Investment Manager obtain information from or about the Investment Funds in which the Master Fund is invested. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Manager to monitor the sources of the Master Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of the IRC. Ultimately this may limit the universe of Investment Funds in which the Master Fund can invest.

Investment Funds and co-investments classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Master Fund that is not qualifying income for purposes of the 90% gross income test, described below. In order to meet the 90% gross income test, the Master Fund may structure its investments in a manner that potentially increases the taxes imposed thereon or in respect thereof. Because the Master Fund may not have timely or complete information concerning the amount or sources of such an Investment Fund’s or co-investment’s income until such income has been earned by the Investment Fund or co-investment or until a substantial amount of time thereafter, it may be difficult for the Master Fund to satisfy the 90% gross income test.

The Master Fund intends to invest a portion of its assets in the Corporate Subsidiary, a Delaware limited liability company that has elected to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary is organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non-U.S. sources, as well as any applicable state taxes, which will reduce the Master Fund’s return on its investment in the Corporate Subsidiary. If a net loss is realized by the

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Corporate Subsidiary, such loss is not generally available to offset the income of the Master Fund.

In the event that the Master Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the IRC affords the Master Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Master Fund’s ability to dispose of its interest in an Investment Fund or co-investment that limit utilization of this cure period.

If the Master Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the IRC. Such loss of RIC status could affect the amount, timing and character of the Master Fund’s distributions and would cause all of the Master Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Investors. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Master Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Units.

The Master Fund must distribute at least 90% of its investment company taxable income, in a manner qualifying for the dividends-paid deduction, to qualify as a RIC, and must distribute substantially all its income in order to avoid a fund-level tax. In addition, if the Master Fund were to fail to distribute in a calendar year a sufficient amount of its income for such year, it will be subject to an excise tax. The determination of the amount of distributions sufficient to qualify as a RIC and avoid a fund-level income or excise tax will depend on income and gain information that must be obtained from the underlying Investment Funds. The Master Fund’s investment in Investment Funds and co-investments will make it difficult to estimate the Master Fund’s income and gains in a timely fashion. Given the difficulty of estimating Master Fund income and gains in a timely fashion, each year the Master Fund is likely to be liable for a 4% excise tax.

The Master Fund may directly or indirectly invest in Investment Funds, co-investments or Portfolio Companies located outside the United States. Such Investment Funds, co-investments or Portfolio Companies may be subject to withholding taxes or other taxes in such jurisdictions with respect to their investments or operations, as applicable. In addition, adverse U.S. federal income tax consequences can result by virtue of certain foreign investments, including potential U.S. withholding taxes on foreign investment entities with respect to their U.S. investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “passive foreign investment companies”.

The success of an Investment Fund’s activities will typically depend on the ability of the relevant Investment Fund Manager to identify attractive investment opportunities, enhance Portfolio Company value and to see when target improvements/value is reached. The Master Fund should be considered a speculative investment, and you

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should invest in the Master Fund only if you can sustain a complete loss of your investment.

The above discussions of the various risks associated with the Master Fund and the Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Master Fund. In addition, as the Master Fund’s investment programs change or develop over time, or market conditions change or develop, an investment in the Master Fund may be subject to risk factors not described in this report.

No guarantee or representation is made that the investment program of the Master Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Master Fund will achieve its investment objective.

Important Information About This Report

This report is prepared for the Fund’s Unit holders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Directors, please contact us by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

A description of the policies and procedures that the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at www.sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

033122 AR080	www.amgfunds.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Directors has determined that independent Director Ms. Victoria Sassine qualifies as an Audit Committee Financial Expert. Ms. Sassine is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, KPMG LLP (“KPMG”), for the Fund’s two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”), were as follows.

	Fiscal 2022	Fiscal 2021
AMG Pantheon Fund, LLC	$41,375	$27,500

(b)	Audit-Related Fees

There were no fees billed by KPMG to the Fund in its two most recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by KPMG for engagements related directly to the operations and financial reporting of any Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with the Fund’s investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by KPMG to the Fund for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2022	Fiscal 2021
AMG Pantheon Fund, LLC	$0	$0

For the Fund’s two most recent fiscal years, Tax Fees billed by KPMG for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for fiscal 2022 and $0 for fiscal 2021.

The services for which Tax Fees were charged comprise all services performed by professional staff in KPMG’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by KPMG to the Fund for all other non-audit services (“Other Fees”) during the Fund’s two most recent fiscal years. During the same period, there were no Other Fees billed by KPMG for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e)(1) According to policies adopted by the Audit Committee, services provided by the Fund’s independent registered public accounting firm to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that the Fund’s independent registered public accounting firm may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by the Fund’s independent registered public accounting firm to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Fund. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Directors and the Audit Committee to approve the engagement of the independent registered public accounting firm to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by KPMG in 2022 and 2021 for non-audit services rendered to the Fund and Fund Service Providers were $175,766 and $553,247, respectively. For the fiscal year ended March 31, 2022, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $175,766 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund. For the fiscal year ended March 31, 2021, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $553,247 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

Last Reviewed May 2022

Overview and Policies

Pantheon Group1 (“Pantheon”) has adopted and implemented written policies and procedures reasonably designed to ensure that Pantheon applies a sufficient duty of care and acts in the best interest of its clients when exercising voting authority on behalf of its clients.2 The following policies and procedures address instances where Pantheon is asked to (1) vote with respect to a directly held underlying portfolio company security or exchange-traded funds (“ETFs”) held by certain Pantheon managed SEC registered investment companies; (2) vote, approve or consent to an action with respect to an underlying fund investment (e.g., amending a Limited Partnership Agreement) on behalf of its clients; or (3) vote with respect to ETFs held by Pantheon managed collective investment trusts. To the extent that Pantheon holds other types of investments in the future, these policies and procedures will be amended accordingly. For purposes of these policies and procedures, “clients” refer to Pantheon’s funds-of-funds and separate account clients.

The best interest of each client shall be the primary consideration when voting on behalf of clients. Each issue shall receive individual consideration based on all relevant facts and circumstances. Exhibits A and B attached hereto contain Pantheon’s Proxy Voting Guidelines for directly held portfolio company securities, ETFs held by certain Pantheon managed SEC registered investment companies and underlying fund investments. ETF proposals for Pantheon managed collective investment trusts and other proposals not specifically addressed by Pantheon’s guidelines are evaluated on a case-by-case basis, taking into account State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“SSgA Guidelines”) or such other providers’ proxy voting policies and keeping in mind that the objective is to vote in the best interest of each client.

With respect to ERISA accounts, it is Pantheon’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts. Pantheon shall act prudently, solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore exercised in accordance with the fiduciary duties under ERISA.

Procedures

Should Pantheon need to exercise proxy voting power with respect to a portfolio company investment or an underlying fund investment, the following steps are taken:

1.	The relationship/portfolio manager (“PM”) for the investment reviews the issue(s), consulting with other investment professionals as necessary.

2.

The PM must exercise reasonable diligence to determine whether any conflicts of interest exist between Pantheon (and its affiliates) on the one hand, and its clients on the other hand, with respect to the issue(s). If the PM has knowledge of an actual or potential conflict of interest with respect to an issue being considered by the PM, which arises through a personal or professional (other than through employment by Pantheon) relationship, the PM will refer the issue to a Partner for action.[3] The PM has a duty to disclose any such conflicts.

[1]

Pantheon Group refers to Pantheon Holdings Limited, Pantheon Ventures, Inc., Pantheon Capital (Asia) Limited, Pantheon Ventures (UK) LLP, Pantheon Ventures (US) LP, Pantheon Ventures (HK) LLP, Pantheon Ventures (Ireland) DAC and each of their respective subsidiaries and subsidiary undertakings, from time to time, including any successor or assign of any of the foregoing entities for so long as such successor or assign is directly or indirectly a subsidiary or subsidiary undertaking of a holding company or parent undertaking of any of the foregoing entities or is controlled by any person or persons which control(s) any of the foregoing entities.

[2]	SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”).
[3]

For example, a conflict may exist if the PM has a spouse or close family member or friend who is a director or executive officer of a company whose securities are the subject of the proxy solicitation.

3.	If a material or non-material conflict is identified, the issue must be brought to the attention of Pantheon’s Chief Compliance Officer for the appropriate jurisdiction.

4.

The best interest of the client shall be the primary consideration in the PM’s decision-making process. The PM will consult the guidelines set forth in Exhibits A and B and the SSgA Guidelines or such other providers’ proxy voting policies. Pantheon should generally vote in accordance with these guidelines, however, deviation is permissible if warranted by specific facts and circumstances of the situation, and approved by a Pantheon Partner.

5.	Pantheon’s voting recommendation is documented by the PM and approved in writing by a Partner or a designee and documentation is retained in the CAM system.

Upon request by a client, Pantheon shall provide the client a copy of its guidelines and/or information on its voting record with respect to the client’s account.

Responsible Parties

Pantheon’s Partners are responsible for supervising investment professionals’ overall compliance with these policies and procedures. Each PM is responsible for implementation in accordance with these policies and procedures. Pantheon’s Investment teams are responsible for executing on approved voting recommendations and for recordkeeping. Breaches of these policies and procedures shall be reported to Pantheon’s Compliance team, which is responsible for escalating the issue to Pantheon’s Partnership Board as appropriate.

Pantheon’s Partners (or other designated senior member of the U.S. investment team) shall review these policies and procedures at least annually and work together with Pantheon’s Compliance team to update them as needed.

Recordkeeping

Pantheon maintains the following proxy records:

1.	A copy of these policies and procedures;

2.	A copy of each proxy statement the firm receives regarding client’s securities;

3.	A record of each vote cast by the firm on behalf of a client;

4.	A copy of any document created by Pantheon that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

5.

A copy of each written client request for information on how Pantheon voted proxies on behalf of the client, and a copy of any written response by Pantheon to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section must be maintained and preserved in an easily accessible place for a period of not less than five years and kept on site for a period of not less than two years (and will be preserved for a minimum of 7 years under internal Pantheon Policy).

EXHIBIT A

PROXY VOTING GUIDELINES

FOR DIRECTLY HELD PORTFOLIO COMPANY SECURITIES AND ETFS HELD BY PANTHEON MANAGED SEC REGISTERED INVESTMENT COMPANIES

I.	Boards of Directors

A.	Voting On Director Nominees in Uncontested and Contested Elections

Votes on director nominees are made on a case-by-case basis, examining a number of factors including but not limited to: long-term financial performance record relative to a market index; composition of board and key board committees; nominee’s attendance at meetings during the past two years; nominee’s investment in the company; whether the Chairman is also serving as CEO; qualifications of nominee; number of other board seats held by nominee and other significant duties that will impact the nominee’s time commitment to the board; and in the case of contested elections, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

B.	Chairman and CEO are the Same Person

Pantheon votes on a case-by-case basis on proposals that would require the positions of chairman and CEO to be held by different persons. In general, proposals are supported that seek different persons to serve as the Chairman and CEO.

C.	Majority of Independent Directors

Proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis. In general, proposals are supported that seek to require that a majority of directors be independent.

D.	Stock Ownership Requirements

Pantheon votes against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Pantheon votes against proposals to limit the tenure of directors. Pantheon believes that a director’s qualification, not length of service, should be the only factor considered.

F.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

Generally, Pantheon will vote for indemnification provisions that are in accordance with state law. Pantheon will vote for proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. Pantheon will vote for proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. Pantheon will vote against indemnification for gross negligence.

II.	Executive and Director Compensation

In general, executive and director compensation plans are voted on a case-by-case basis, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Compensation plans should include clear performance goals related to the company’s short term and especially long-term performance.

A.	Proposals to Limit Executive and Director Pay

All proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

B.	Golden and Tin Parachutes

All proposals to ratify or cancel golden or tin parachutes are reviewed on a case-by-case basis.

C.	Employee Stock Ownership Plans (“ESOPs”)

Pantheon votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

D.	401(k) Employee Benefit Plans

Proposals to implement a 401(k) savings plan for employees are reviewed on a case-by-case basis.

III.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Pantheon votes against proposals to classify the board. Pantheon votes for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

Pantheon votes against proposals that provide that directors may be removed only for cause. Pantheon will vote for proposals to restore shareholder ability to remove directors with or without cause. Pantheon will vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Pantheon will vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Pantheon votes for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings

Pantheon votes against proposals to restrict or prohibit shareholder ability to call special meetings. Pantheon votes for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

Pantheon votes for proposals to allow shareholders to take action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Pantheon votes against proposals that give management the ability to alter the size of the board without shareholder approval. Proposals to change the number of directors are considered on a case-by-case basis.

IV.	Tender Offer Defenses

A.	Poison Pills

Pantheon votes for proposals that ask a company to submit its poison pill for shareholder ratification. Pantheon votes against proposals to ratify a poison pill.

B.	Fair Price Provisions

A Fair Price Provision in the company’s charter or by-laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. Pantheon will consider fair price provisions on a case-by-case basis.

C.	Greenmail

Greenmail, commonly referred to as “legal corporate blackmail”, are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. Pantheon will vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Pantheon reviews on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover devices. Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. Pantheon votes against proposals granting unequal voting rights.

E.	Supermajority Amendments

In most instances, Pantheon will vote against these proposals for supermajority vote requirements and will vote for shareholder proposals that seek to reinstate the simple majority vote requirement.

V.	Miscellaneous Governance Provisions

A.	Equal Access

Pantheon votes for proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

B.	Bundled Proposals

Pantheon does not generally support proposals that “link” or “bundle” two elements or issues together in one and prefer to see each submitted separately, but reviews such items on a case-by-case basis.

VI.	Capital Structure

A.	Common Stock Authorization

Pantheon reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Stock Distributions: Splits and Dividends

Pantheon reviews proposals to increase common share authorization for a stock split on a case-by-case basis.

C.	Reverse Stock Splits

Pantheon reviews proposals to implement a reverse stock split on a case-by-case basis.

D.	Blank Check Preferred Authorization

Pantheon votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Pantheon reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights. Pantheon reviews on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Share Repurchase Programs

Pantheon votes for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	State of Incorporation

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.	Ratifying Auditors

Pantheon generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IX.	Social Responsibility, Environmental and Political Issues

Pantheon assesses proposals involving social responsibility, environmental and political issues on a case-by-case basis.

EXHIBIT B

PROXY VOTING GUIDELINES

FOR UNDERLYING FUND INVESTMENTS

I.	Boards of Directors

See Proxy Voting Guidelines for Directly Held Portfolio Company Securities.

II.	Company Management

A.	General Partner/Manager Replacement

Pantheon generally votes for proposals to replace management in for cause situations. Other situations are considered on a case-by-case basis.

B.	General Partner/Manager Resource Allocation

Pantheon votes against proposals that divert or create competition for the resources of the General Partner or the Manager of the fund.

C.	Transfer of General Partner’s/Manager’s Interest

Pantheon considers management proposals on a case-by-case basis that request approval to sell, assign, or transfer the interest of the General Partner or key management team to a third party.

III.	Capital Structure

A.	Capitalization Process

For closed-end funds, Pantheon will consider extensions to the period for raising capital if the General Partner can demonstrate that a larger fund benefits investors or is counteracted by an increased transaction pipeline and an adequate resource commitment to managing the additional capital.

B.	Debt

Changes to pre-specified limits and guidelines on fund borrowing, including lines of credit, will be considered on a case-by-case basis.

IV.	Fund Operations

A.	Investment Period

Pantheon generally votes for proposals to terminate the investment period if key management personnel change without adequate replacement or if the fund’s strategy is no longer viable. Other situations are considered on a case-by-case basis.

B.	Term

Extensions or premature termination of a closed-end fund will be considered on a case-by-case basis considering the impact on value of shareholders/partners investments.

C.	Diversification/Investment Limitations

Changes to diversification/investment limits will be considered on a case-by-case basis.

D.	Affiliate Transactions

Pantheon considers affiliate transactions on a case-by-case basis.

E.	Distributions In Kind

Pantheon will consider proposals to make Distributions in Kind on a case-by-case basis, although Pantheon would generally support distributions of freely tradable publicly traded securities.

V.	Fund Restructurings

Pantheon considers on a case-by-case basis those transactions whereby a fund (using all or a portion of its assets) seeks to become publicly owned or seeks to merge with another private entity. With the assistance of consultants and advisors, Pantheon will evaluate whether the transaction is in the long-term best economic interest of the investors or whether it is designed to further the interests of current management at a cost to investors.

In addition to economic analyses, Pantheon will consider whether: (a) other potential bidders have had an opportunity to investigate the company and make competing bids; (b) management has used a “lockup” device that prevented third party bidders from competing fairly; or (c) management with a controlling interest is willing to match or exceed competing offers. Pantheon will also consider whether a “fairness opinion” has been issued and, if so, on what terms the provider of the opinion was retained. Finally, Pantheon will weigh governance issues to ensure that shareholder rights are not destroyed.

If the evaluation indicates that management is not pursuing fully the shareholders’ interests, Pantheon will not support the proposal. If the evaluation indicates that management has pursued the interests of shareholders in seeking to maximize the value, Pantheon will support the proposal.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Susan Long McAndrews. Susan joined Pantheon in 2002. Prior to joining Pantheon, Susan was a principal at Capital Z Partners in Asia. In addition, she was a director at Russell Investments from 1995 to 1998 in its private equity group. Susan received a BA from the University of North Carolina at Chapel Hill in International Studies and Economics and an MA from Stanford University in International Policy Studies. Susan is based in San Francisco and has served as a portfolio manager of the Fund since its inception in October 2014.

Dennis McCrary. Dennis joined Pantheon in 2007. Dennis was previously the head of the U.S. Partnership Team at Adams Street Partners. Previously, Dennis held several investment banking and principal investing positions during a 20-year career with Bank of America and Continental Bank. Dennis received an MBA from the University of Michigan and a BA from Michigan State University. Dennis is based in San Francisco and Chicago and has served as a portfolio manager of the Fund since its inception in October 2014.

Brian Buenneke. Brian joined Pantheon in 2004. Prior to joining Pantheon, Brian spent seven years at HarbourVest Partners, Duke Street Capital and Paul Capital Partners. Brian holds an AB in government from Dartmouth College and a MBA from the Kellogg School of Management at Northwestern University. Brian is based in San Francisco and has served as a portfolio manager of the fund since November 2016.

Matt Garfunkle. Matt joined Pantheon in 1999. Prior to joining Pantheon, Matt worked with Cambridge Associates in their Boston and Menlo Park offices. He holds a BA in History and Economics from Brown University, and is a CFA Charterholder. Matt is based in San Francisco and has served as a portfolio manager of the Fund since January 2017.

Evan Corley. Evan joined Pantheon in 2004. Prior to joining Pantheon, Evan worked at Polaris Venture Partners in Boston and JP Morgan in London. Evan holds a BS in Business Administration, with a concentration in finance and economics, from Boston University’s School of Management. Evan is based in San Francisco and has served as a portfolio manager of the Fund since April 2018.

Kevin Dunwoodie. Kevin joined Pantheon in 2008. Prior to joining Pantheon, Kevin worked at Morgan Stanley in New York where he spent over a year as an Associate in the firm’s strategy and execution group. Before joining Morgan Stanley, Kevin spent two years at Pacific Corporate Group in La Jolla as a Private Equity Analyst and, prior to that, two years at Deutsche Bank Alex Brown as an Investment Banking Analyst in the firm’s consumer group. Kevin graduated Magna Cum Laude with a finance degree from the University of Notre Dame, earned his MBA from Harvard Business School and is a CFA charterholder. Kevin is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Kathryn Leaf. Kathryn joined Pantheon in 2008. Prior to joining Pantheon, Kathryn was with GIC Special Investments. Before that, Kathryn was responsible for direct investments at Centre Partners, a New York-based private equity firm. Kathryn holds a BA and MA in Modern Languages from Oxford University. Kathryn is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Jeff Miller. Jeff joined Pantheon in 2008. Prior to joining Pantheon, Jeff was a principal at Allied Capital. Previously, Jeff was a vice president in Lehman Brothers’ investment banking division. Jeff holds a BA in Economics and Mathematics from Gustavus Adolphus College and a MBA from Northwestern University. Jeff is a CFA Charterholder. Jeff is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

Rudy Scarpa. Rudy joined Pantheon in 2007. Prior to joining Pantheon, Rudy was previously a partner at Coller Capital where he was a key member of the senior team. Prior to Coller Capital, Rudy worked at Thomas H. Lee Putnam Ventures, Merrill Lynch and Skadden Arps. Rudy received his BS at Indiana University and his JD from New York University School of Law. Rudy is based in New York and has served as a portfolio manager of the Fund since February 2019.

The following tables lists the number and types of accounts, other than the Fund and Master Fund, managed by the Fund’s and the Master Fund’s portfolio managers and estimated assets under management in those accounts, as of September 30, 2021.

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world-wide)		Other accounts (world-wide)
	Number of accounts	Total assets (in billions)	Number of accounts	Total assets (in billions)	Number of accounts	Total assets (in billions)
Susan Long McAndrews	0	$0	96	$35.9	63	$45.6
Dennis McCrary	0	$0	96	$35.9	63	$45.6
Brian Buenneke	0	$0	39	$15.0	46	$41.3
Matt Garfunkle	0	$0	39	$15.0	46	$41.3
Evan Corley	0	$0	39	$15.0	46	$41.3
Kevin Dunwoodie	0	$0	39	$15.0	46	$41.3
Kathryn Leaf	0	$0	96	$35.9	63	$45.6
Jeff Miller	0	$0	96	$35.9	63	$45.6
Rudy Scarpa	0	$0	96	$35.9	63	$45.6

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance-based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets (in billions)	Number of accounts	Total assets (in billions)	Number of accounts	Total assets (in billions)
Susan Long McAndrews	0	$0	60	$27.5	44	$38.8
Dennis McCrary	0	$0	60	$27.5	44	$38.8
Brian Buenneke	0	$0	34	$14.1	30	$34.9
Matt Garfunkle	0	$0	34	$14.1	30	$34.9
Evan Corley	0	$0	34	$14.1	30	$34.9
Kevin Dunwoodie	0	$0	34	$14.1	30	$34.9
Kathryn Leaf	0	$0	60	$27.5	44	$38.8
Jeff Miller	0	$0	60	$27.5	44	$38.8
Rudy Scarpa	0	$0	60	$27.5	44	$38.8

As of March 31, 2022, none of the portfolio managers had any direct or indirect beneficial ownership of the Fund.

Subject to available Pantheon profits, the compensation of each portfolio manager is typically comprised of a fixed annual distribution, a distribution determined by reference to the revenues of Pantheon, and potentially an annual supplemental distribution from surplus profits of Pantheon awarded at the discretion of Pantheon Ventures (UK) LLP. Such amounts are payable by Pantheon and not by the Master Fund or Fund. In addition, each portfolio manager may be eligible to receive a share of any performance fees or carried interest earned by Pantheon in any given year.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto – Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG PANTHEON FUND, LLC

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	June 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	June 9, 2022

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	June 9, 2022